Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit 10.1
EXCLUSIVE LICENSE AGREEMENT
This Exclusive License Agreement (the “Agreement”) is entered into as of October 5, 2018 (the “Effective Date”) by and between ZIOPHARM Oncology, Inc., a Delaware corporation, with its principal place of business at 1180 Avenue of the Americas, 19th Floor, New York, NY 10036 (“Ziopharm”), and Precigen, Inc., a Delaware corporation, with its principal place of business at 20358 Seneca Meadows Parkway, Germantown, MD 20876 (“Precigen”), a wholly owned subsidiary of Intrexon Corporation, a Virginia corporation, with its principal place of business at 20374 Seneca Meadows Parkway, Germantown, MD 20876 (“Intrexon”). Ziopharm and Precigen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Intrexon is a party to: the Recitals; Section 2.2, Section 3.4, Article 13 and Section 14.13 of this Agreement.
RECITALS
Whereas, Precigen possesses certain intellectual property related to Licensed Products (as defined below);
Whereas, Ziopharm is a biopharmaceutical company focused on development of immuno-oncology products;
Whereas, Intrexon and Ziopharm are parties to certain agreements that, by this Agreement, are being terminated and/or amended;
Whereas, in consideration of Ziopharm entering into this Agreement, Intrexon has agreed to forfeit, return, contribute and transfer to Ziopharm all shares of Ziopharm’s Series 1 Preferred Stock held by or payable to Intrexon as of the date of this Agreement;
Whereas, in connection with the termination of the 2011 Stock Purchase Agreement (as defined below), Randal J. Kirk has agreed to resign from Ziopharm’s board of directors and all committees thereof effective upon the Effective Date; and
Whereas, in connection with the Parties entering into this Agreement, the Parties have agreed to release each other and certain related parties from certain claims that either such Party may have under any prior agreement or arrangement between the Parties.
Now, Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS
1.1“2011 Registration Rights Agreement” means that certain Registration Rights Agreement, by and between Ziopharm and Intrexon, dated as of January 12, 2011.
1.2“2011 Stock Purchase Agreement” means that certain Stock Purchase Agreement, by and between Ziopharm and Intrexon, dated as of January 6, 2011, as amended by that certain Amendment to Stock Purchase Agreement dated February 1, 2011.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.3“2015 MDACC License” means that certain License Agreement by and among Intrexon, Ziopharm and MDACC with an effective date of January 13, 2015, as amended, and as assigned by Intrexon and assumed by Precigen effective as of January 1, 2018.
1.4“2016 Securities Issuance Agreement” means that certain Securities Issuance Agreement, by and between the Ziopharm and Intrexon, dated as of June 29, 2016.
1.5“2018 MDACC License” means that certain License Agreement by and among Precigen, Ziopharm and MDACC with an effective date of January 8, 2018, as amended.
1.6“AAA” has the meaning set forth in Section 12.2.
1.7“AAA Rules” has the meaning set forth in Section 12.2.
1.8“Accessory Material Agents” means those materials as set forth in a letter agreement dated as of the date hereof by and between the Parties for use in the Field with Licensed Products.
1.9“Activator Ligand” means (i) veledimex and all formulations covered by the Drug Master File, (ii) changes to the subject matter described in (i) made by Ziopharm to advance a Licensed Product (“Ziopharm Veledimex Alterations”), and (iii) [*****] formulations of veledimex that include [*****] solely to the extent such formulations have been generated prior to the Effective Date.
1.10“Adenovirus Production Patents” means Schedules 5 and 6 of the Licensed Intellectual Property in Exhibit B.
1.11“Affiliate” means, with respect to a particular Party or other entity, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party or other entity. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.
1.12“Agreed Services” shall have the meaning set forth in Section 4.5(a).
1.13“Assigned Contracts” shall have the meaning set forth in Section 3.2(a).
1.14“Bankrupt Party” has the meaning set forth in Section 14.2(a).
1.15“[*****] CAR Products” means any biological product, process or therapy developed under or arising from the [*****] ([*****]) CAR Program that is comprised of a CAR that is directed to [*****], including all forms, formulations, presentations, doses, administrations and package configurations.
1.16“[*****] CAR Program” means a program(s) of Research and Development focused on using CAR cells directed to [*****].
1.17“Business Day” means a day other than Saturday, Sunday or any day that banks in New York, New York, USA are required or permitted to be closed.
1.18“CAR-T Cap” shall have the meaning set forth in Section 6.6(c).
1.19“CAR-T License” shall have the meaning set forth in Section 1.91.
1.20“CAR-T Products” means any biological product, process or therapy that is comprised of a CAR-T other than CD19 or [*****].
1.21“CAR-T Royalty Term” shall have the meaning set forth in Section 6.6(e).
1.22“CD19 CAR Products” means any biological product, process or therapy developed under or arising from the CD19 CAR Program that is comprised of a CAR that is directed to CD19, including all forms, formulations, presentations, doses, administrations and package configurations. CD19 CAR Products include all product candidates currently under Development by Ziopharm (and Precigen and its Affiliates) as of the Effective Date that contain a CAR that targets CD19.
1.23“CD19 CAR Program” means a program(s) of Research and Development focused on using CAR cells directed to CD19.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.24“Certificate of Designation” means the Ziopharm’s Certificate of Designation, Preferences and Rights of the Series 1 Preferred Stock, dated as of June 29, 2016.
1.25“Change of Control” means, with respect to a Party: (a) the sale of all or substantially all of its assets or all of its assets relating to a Licensed Product; (b) a merger, reorganization or consolidation involving such Party in which the holders of the voting securities of such Party outstanding immediately prior thereto cease to beneficially own at least fifty percent (50%) of the combined voting power of the surviving entity, directly or indirectly, immediately after such merger, reorganization or consolidation; or (c) a transaction in which an entity or individual, or group of entities and/or individuals acting in concert, acquires more than fifty percent (50%) of the voting equity securities of such Party.
1.26“Chimeric Antigen Receptor” or “CAR” means [*****]. For the avoidance of doubt, [*****]. For clarity CARs include CAR-Ts.
1.27“Chimeric Antigen Receptor T-Cell” or “CAR-T” means (i) a T-Cell having a Chimeric Antigen Receptor, or (ii) a T-Cell under switch control having a Chimeric Antigen Receptor and any Activator Ligands or antibodies that are administered to control such T-Cells irrespective of whether such Activator Ligands and antibodies are packaged with and/or delivered with such T-cell directed to a Chimeric Antigen Receptor, or (iii) any component sold as a kit, such as a device, delivery system or therapy scheme for (i) or (ii) to modify such T-Cell including one or more polypeptides or nucleic acids encoding a CAR.
1.28“Claims” has the meaning set forth in Section 9.1.
1.29“Combination Product” means: (a) a pharmaceutical product that consists of a Licensed Product (or CAR-T Product, as applicable) and at least one other clinically active ingredient that is not a Licensed Product (or CAR-T Product, as applicable); or (b) any combination of a Licensed Product (or CAR-T Product, as applicable) and another pharmaceutical product that contains at least one other clinically active ingredient that is not a Licensed Product (or CAR-T Product, as applicable), where such products are not formulated together but are sold together as a single product and invoiced as one product. The other clinically active ingredient(s) in clause (a) and the other pharmaceutical product(s) in clause (b) are each referred to as the “Other Product(s)”.
1.30“Commercialization” means the marketing, promotion, sale and/or distribution of products in the Territory, and all related manufacturing activities not included in the definition of Development. Commercialization shall include commercial activities conducted in preparation for Licensed Product launch. “Commercialize” has a correlative meaning.
1.31“Commercialization Costs” means, with respect to (i) the Gorilla IL-12 Products in the HPV Field, or (ii) the Gorilla IL-12 Products in the Field, but outside of the HPV Field the following costs incurred by or on behalf of Ziopharm or its Affiliates that are directly allocable to the Commercialization of such product, in all cases determined in accordance with GAAP consistently and strictly applied: (a) Manufacturing Costs; (b) Sales and Marketing Costs; (c) Distribution Costs; (d) Third Party Payments; (e) trademark and patent prosecution costs; (f) costs of patient assistance and indigent/expanded access programs with respect to such Gorilla IL-12 Product (g) import duties and similar charges for Gorilla IL-12 Products sold, to the extent not recovered as a Manufacturing Cost; (h) amounts written off by reason of uncollectible debts, to the extent consistent with Ziopharm’s business practices for its other products; (i) costs of developing Information and data specifically intended for national accounts, managed care organizations and group purchasing organizations with respect to a Gorilla IL-12 Product; (j) costs of conducting advisory board meetings or other consultant programs, other than internal FTE costs, the purpose of which is to obtain advice and feedback related to Commercialization of a Gorilla IL-12 Product and (k) all Regulatory Costs. To the extent that any of the foregoing expenses apply to both the Gorilla IL-12 Product and other Licensed Products, such costs shall be reasonably allocated. Notwithstanding the foregoing, Commercialization Costs shall exclude (i) any Gorilla Development Costs; and (ii) income tax liabilities and corporate overhead costs of Ziopharm.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.32“Commercially Reasonable Efforts” means, with respect to the efforts and resources to be expended, or considerations to be undertaken by Ziopharm with respect to any objective, activity, or decision to be undertaken hereunder with respect to the Development or Commercialization of an IL-12 Product, CD19 CAR Product or TCR Exclusive Product, the reasonable efforts and resources to accomplish such objective, activity or decision that would be comparable with the efforts and resources that a similarly situated biopharmaceutical company would normally use in the exercise of its reasonable business discretion to accomplish a similar objective taking into account: (i) expected and actual issues of efficacy, safety and manufacturing, and expected and actual approved labeling, including the discovery of unanticipated toxicity or any material adverse event or condition relating to the safety or efficacy of any such IL-12 Product, CD19 CAR Product or TCR Exclusive Product; (ii) the expected and actual competitiveness of alternative products (including generic or biosimilar products) under development or sold in the marketplace; (iii) adverse changes in the targeted market conditions which affect the market potential of such IL-12 Product, CD19 CAR Product or TCR Exclusive Product; (iv) the expected and actual product profile of such IL-12 Product, CD19 CAR Product or TCR Exclusive Product, taking into account the existence of failed or inconclusive clinical studies; (v) the nature and extent of expected and actual market exclusivity (including patent coverage, regulatory and other exclusivity) of such IL-12 Product, CD19 CAR Product or TCR Exclusive Product; (vi) the likelihood of Regulatory Approval given the regulatory structure involved, including regulatory or data exclusivity; and (vii) changes in clinical or regulatory strategy justified by compliance with the requirements of regulatory feedback from any Regulatory Authority. Commercially Reasonable Efforts shall take into account the stage of Development, product profile and expected Regulatory Approval and commercial success of each IL-12 Product, CD19 CAR Product or TCR Exclusive Product and shall not necessarily require Ziopharm to Develop each type of an IL-12 Product, CD19 CAR Product or TCR Exclusive Product.
1.33“Confidential Information” of a Party means any and all Information of such Party that is disclosed to the other Party under this Agreement, whether in oral, written, graphic, or electronic form. In addition, all Information disclosed by Intrexon pursuant to the Ziopharm Agreement shall be deemed to be Precigen’s Confidential Information disclosed hereunder, and all Information disclosed by Ziopharm pursuant to the Ziopharm Agreement shall be deemed to be Ziopharm’s Confidential Information disclosed hereunder; provided that any use or disclosure of any Information that is authorized under Section 10.2 shall not be restricted by, or be deemed a violation of, the surviving confidentiality provisions under the Ziopharm Agreement.
1.34“Consent” shall have the meaning set forth in Section 4.5(c).
1.35“Construct” means the RTS switch that controls expression of IL-12 included in Accessory Material Agents.
1.36“Control” means, with respect to any material, Information, or intellectual property right, that a Party (a) owns or (b) has a license (other than a license granted to such Party under this Agreement) to such material, Information, or intellectual property right and, in each case, has the ability to grant to the other Party access, a license, or a sublicense (as applicable) to the foregoing on the terms and conditions set forth in this Agreement without violating the terms of any then-existing agreement or other legally enforceable arrangement with any Third Party.
1.37“Cover” means, with respect to a claim of a Patent and a product, that such claim would be infringed, absent a license, by the manufacture, use, offer for sale, sale or importation of such product (considering claims of patent applications to be issued as then pending). “Covering” and “Covered” shall have a correlative meaning.
1.38“Covering Claim” has the meaning set forth in Section 6.5(c).
1.39“Competing Program” has the meaning set forth in Section 2.2.
1.40“Development” means all activities that relate to the pre-clinical and clinical development of a product or to (a) obtaining, maintaining or expanding Regulatory Approval of a product, or (b) developing

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

the ability to manufacture clinical and commercial quantities of a product. This includes: (i) preclinical testing, toxicology, and clinical trials; (ii) preparation, submission, review, and development of data or information for the purpose of submission to a Governmental Authority to obtain, maintain or expand Regulatory Approval of a product; and (iii) manufacturing process development and scale-up, bulk production and fill/finish work associated with the supply of a product for preclinical testing and clinical trials, and related quality assurance and technical support activities. “Develop” and “Developed” have a correlative meaning.
1.41“Development Costs” means the actual costs and expenses, including internal and out-of-pocket costs and expenses, that are incurred by or on behalf of Ziopharm in undertaking the Development of the Gorilla IL-12 Products which costs and expenses are directly attributable to (a) any FTE costs incurred in connection with the performance of such Development activities, which shall be determined in accordance with the FTE Rate multiplied by the number of hours devoted by employees solely to conducting such Development activities, and (b) the actual amounts paid to a Third Party for specific external activities applicable to the Development of the Gorilla IL-12 Products in the Field and/or for obtaining supplies of Gorilla IL-12 Product or any raw materials or intermediates for the conduct of such Development in the Field.
1.42“Development Credit” has the meaning set forth in Section 6.2(a)(ii).
1.43“Dispute” has the meaning set forth in Section 12.1.
1.44“Distribution Costs” means the following out-of-pocket costs incurred by Ziopharm or its Affiliates or for its account that are directly allocable to the distribution of (a) the Gorilla IL-12 Products in the HPV Field, or (b) the Gorilla IL-12 Products in the Field, but outside of the HPV Field determined in accordance with GAAP, consistently and strictly applied: (i) handling and transportation to fulfill orders (but excluding such costs to the extent they are treated as a deduction in the definition of Net Sales); and (ii) customer services, including order entry, billing and adjustments, inquiry and credit and collection with respect to such Gorilla IL-12 Product.
1.45“Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.
1.46“EMA” means the European Medicines Agency or any successor entity.
1.47“Exclusive Products” means (a) TCR Exclusive Products, (b) CD19 CAR Products, (c) [*****] CAR Products, and (d) IL-12 Products. For clarity, Exclusive Products include all forms, formulations, presentations, doses, administrations and package configurations thereof.
1.48“Exclusive Program” means, as applicable, (a) the TCR Exclusive Program, (b) the CD19 CAR Program, (c) the [*****] CAR Program and (d) the Human IL-12 Program.
1.49“Exclusive Royalty-Bearing Products” means (a) CD19 CAR Products, (b) [*****] CAR Products, and (c) Human IL-12 Products.
1.50“Executive Officer” means, with respect to Precigen, its President or CEO, and with respect to Ziopharm, its CEO.
1.51“Existing Gorilla IL-12 CRADA” means that certain Cooperative Research and Development Agreement by and between Precigen and the National Cancer Institute dated February 28, 2018, including all amendments thereto and any research plans thereunder.
1.52“Existing TCR CRADA” means that certain Cooperative Research and Development Agreement by and between Precigen and the National Cancer Institute dated October 6, 2016, including all amendments thereto and any research plans thereunder.
1.53“FD&C Act” means the U.S. Federal Food, Drug and Cosmetic Act, as amended.
1.54“FDA” means the U.S. Food and Drug Administration or any successor entity.
1.55“Field” means (a) use of a Licensed Products (including TCR Products or Gorilla IL-12 Products), for Treatment of cancer in humans, including solid and hematological cancers, and (b) use of TCR Products or Gorilla IL-12 Products, in the HPV Field. Except to the extent permitted under clause (b), the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Field shall not include the prophylaxis or amelioration of conditions or symptoms associated with cancer or infectious disease which may result in cancer.
1.56“First Commercial Sale” means, with respect to a product, the first sale on a commercial basis to a Third Party of such product in a given regulatory jurisdiction after Regulatory Approval has been obtained in such jurisdiction for such product.
1.57“FTE Rate” means $[*****] per hour.
1.58“GAAP” means the U.S. generally accepted accounting principles, consistently applied.
1.59“Gamma Delta T Cells” means T-Cells expressing gamma delta TCRs.
1.60“Gorilla Agreed Budget” has the meaning set forth in Section 5.2(c).
1.61“Gorilla Development Activities” means those Research and Development activities with respect to the Gorilla IL-12 Products conducted by or on behalf of Ziopharm.
1.62“Gorilla Development Budget” means a detailed budget for all Gorilla Development Costs, which shall be included as a part of the Gorilla Development Plan, and which shall be reviewed by the JDC in accordance with Section 5.3(b)(i). Unless otherwise agreed, the Gorilla Development Budget shall be allocated on a calendar quarterly basis.
1.63“Gorilla Development Costs” means the Development Costs in respect of the Gorilla IL-12 Products in the Field, but not the HPV Field.
1.64“Gorilla Development Plan” means that certain development plan for the conduct of the Gorilla Development Activities as determined by Ziopharm in accordance with this Agreement.
1.65“Gorilla IL-12 Construct” means the specific [*****] Construct which expresses RTS IL-12, included in Accessory Material Agents, and any derivatives, modifications or improvements thereto generated as a result of the conduct of the Gorilla IL-12 Program by or on behalf of Ziopharm after the Effective Date.
1.66“Gorilla IL-12 Products” means any biological product, process or therapy Developed under the Gorilla IL-12 Program that is comprised of the Gorilla IL-12 Construct, including all forms, formulations, presentations, doses, administrations and package configurations.
1.67“Gorilla IL-12 Program” means a program(s) of Research and Development dependent on use of the Gorilla IL-12 Construct.
1.68“Gorilla Inventions” has the meaning set forth in Section 7.1(b).
1.69“Gorilla Patents” has the meaning set forth in Section 7.1(b).
1.70“Governmental Authority” means any multi-national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).
1.71“HPV Field” means, the treatment and prevention of human papillomavirus (HPV) infection and/or in vivo replication or proliferation solely to the extent the primary reason for such treatment or prevention is to prevent cancer.
1.72“Human IL-12 Products” means any biological product, process or therapy Developed under the Human IL-12 Program, including all forms, formulations, presentations, doses, administrations and package configurations.
1.73“Human IL-12 Program” means a program(s) of Research and Development focused on the use of the human clinical adenovirus to express Constructs.
1.74“IL-12 Combination Patent” means patent family [*****] as detailed on Schedule 4 of the Licensed Intellectual Property in Exhibit B.
1.75“IL-12 Products” means the Human IL-12 Products and the Gorilla IL-12 Products.
1.76“IL-12 Program” means, as applicable, the Human IL-12 Program or the Gorilla IL-12 Program.
1.77“IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

agency in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.
1.78“Indemnified Party” has the meaning set forth in Section 9.3.
1.79“Indemnifying Party” has the meaning set forth in Section 9.3.
1.80“Information” means any data, results, technology, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, algorithms, technology, test data (including biological and chemical, biochemical, clinical test data and data resulting from non-clinical studies), CMC information, stability data and other study data and procedures.
1.81“Initial Technology Transfer” has the meaning set forth in Section 4.1(a).
1.82“Initial Ziopharm Technology Transfer” has the meaning set forth in Section 4.1(b).
1.83“Initiation” means, with respect to a clinical trial, first dosing of the third subject in such clinical trial.
1.84“Joint Development Committee” or “JDC” means the committee formed by the Parties as described in Section 5.3.
1.85“Joint Press Release” has the meaning set forth in Section 10.4(b).
1.86“Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.
1.87“Licensed Intellectual Property” means the Licensed Know-How and Licensed Patents and any Ziopharm Veledimex Alterations.
1.88“Licensed Know-How” means all Information Controlled by Precigen or its Affiliates as of the Effective Date that (a) is reasonably required or useful to advance Licensed Products and (i) was generated by or on behalf of Precigen or its Affiliates and was actually provided to and/or used by or on behalf of Ziopharm or its Affiliates in connection with a Program as of, or prior to, the Effective Date (as evidenced by such Party’s or its Affiliates’ contemporaneous records) or (ii) was actually generated by or on behalf of Ziopharm or its Affiliates or (b) is reasonably required to manufacture the Activator Ligand or Accessory Material Agents.
1.89“Licensed Patent” means (a) any patent or patent application listed on Exhibit B, together with all continuations, divisions, continuations-in-part, re-examinations, reissues, substitutions, confirmations, registrations, re-validations, patent term extensions, supplementary protection certificates, certificates of invention, and applications for certificates of invention, or the like, of any such patents and patent applications, and (b) any patent application filed after the Effective Date solely to the extent that such patent application Covers Licensed Know-How that is both in existence as of the Effective Date and necessary to use the Accessory Material Agents or Activator Ligands in connection with the Research, Development, manufacture or Commercialization of a Licensed Product in the Field.
1.90“Licensed Product” means any Exclusive Product or Non-Exclusive Product and “Licensed Products” collectively means all Exclusive Products and Non-Exclusive Products.
1.91“Licensing Income” means [*****]:
(a)[*****]
(b)[*****]
(c)[*****]; and
(d)[*****].
1.92“MAA” means an application to the appropriate Regulatory Authority for approval to market a Licensed Product (but excluding Pricing Approval) in any particular jurisdiction, including an NDA in the U.S.
1.93“Makeup Payment” has the meaning set forth in Section 6.7.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.94“Manufacturing Costs” means, with respect to (a) the Gorilla IL-12 Products in the HPV Field, or (b) the Gorilla IL-12 Products in the Field, but outside of the HPV Field, the costs of manufacturing such Gorilla IL-12 Product which Gorilla IL-12 Product is either: (x) supplied to a Party by a Third Party; or (y) manufactured directly by a Party or its Affiliate, in each case to the extent such costs are directly allocable to the Development or Commercialization of such Gorilla IL-12 Product in the Territory, as further described below and in accordance with generally accepted accounting principles in the U.S. (“US GAAP”). Manufacturing Costs shall be included in Commercialization Costs on a “cost of sales” basis as such Gorilla IL-12 Product is sold, or Development Costs on a usage basis as clinical supplies are used, as the case may be, in each case via standard costs and reconciliation for variances to standard cost and inventory write-offs. In the event that a Party performs any of its manufacturing and supply obligations through one or more Affiliates, any inter-company amounts or fees paid for any such services for Gorilla IL-12 Product or any intermediate used therein by such Party shall not be included in calculating Manufacturing Costs and only those costs directly incurred by such Affiliate shall be so included.
(i)For costs in subsection (x), Manufacturing Costs means: (1) the amount paid to such a Third Party (excluding any Third Party Payments); plus (2) the relevant manufacturing Party’s reasonable direct and identifiable internal costs and out-of-pocket costs, incurred or accrued (including any prepayments) by the manufacturing Party in connection with inventory write-offs, variances, manufacturing process improvements, storage, freight, manufacturing scale-up, manufacturing site qualification, materials, quality assurance and quality control (including testing), supply chain management, capital equipment, similar activities comprising the manufacturing Party’s oversight of the manufacturing process of the Third Party, and any value-added tax or similar tax due for amounts paid to such Third Party, but excluding costs otherwise included within Development Costs.
(ii)For costs in subsection (y), Manufacturing Costs means the “standard cost” per unit, including variances to standard costs and inventory write-offs. This standard cost shall include the cost of materials, labor, and other direct and identifiable variable costs incurred or accrued by the manufacturing Party in connection with the manufacture of a Gorilla IL-12 Product, manufacturing process improvements, storage, freight, manufacturing scale-up, manufacturing site qualification, quality assurance and quality control (including testing), supply chain management, and costs of equipment, plant operations and plant support services necessary to produce a Gorilla IL-12 Product, but excluding costs otherwise included within Development Costs. These costs of plant operations and support services shall include utilities, maintenance, engineering, safety, human resources, finance, plant management and other similar activities, including idle plant capacity reserved specifically for the Gorilla IL-12 Product based on anticipated Gorilla IL-12 Product volumes in the ensuing twelve (12) months. Costs that cannot be identified to a specific activity supporting manufacturing of a Gorilla IL-12 Product, such as charges for corporate overhead or excess capacity not specifically reserved for the Gorilla IL-12 Product as described above, shall be excluded from the determination of Manufacturing Costs.
1.95“MDACC Research Agreement” means certain Research and Development Agreement by and among Intrexon, Ziopharm and The University of Texas M.D. Anderson Cancer Center (“MDACC”) with an effective date of August 17, 2015, and any amendments or statements of work thereto.
1.96“MDACC Sponsored Research Agreement” means that certain Sponsored Research Agreement by and between Precigen, Ziopharm and MDACC with an effective date of April 9, 2018, and any amendments thereto.
1.97“Merck Agreement” means that certain License and Collaboration Agreement by and among Intrexon, Ziopharm and Ares Trading S.A., a corporation organized and existing under the laws of Switzerland, having offices at Zone Industrielle de L’Ouriettaz, 1170 Aubonne, Switzerland (“Ares Trading”) effective March 27, 2015, as amended.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.98“NDA” means a New Drug Application, as defined in the FD&C Act, as amended, and applicable regulations promulgated thereunder by the FDA.
1.99“Neo-antigens” means any [*****].
1.100“Net Sales” means, [*****]:
(a)[*****];
(b)[*****];
(c)[*****];
(d)[*****]; and
(e)[*****].
[*****].
[*****].
[*****].
[*****]:
(i)[*****].
(ii)[*****].
(iii)[*****].
1.101“New Product Marks” has the meaning set forth in Section 7.9.
1.102“NK Cells” means natural killer cells.
1.103“NK Cells and Gamma Delta T Cell Products” means any pharmaceutical or biological product, process or therapy developed under or arising from the NK Cells and Gamma Delta T Cell Program, including all forms, formulations, presentations, doses, administrations and package configurations.
1.104“NK Cells and Gamma Delta T Cell Program” means a program(s) of Research and Development focused on NK Cells and Gamma Delta T Cells.
1.105“Non-Exclusive Products” means (a) NK Cells and Gamma Delta T Cell Products, and (b) TCR Non-Exclusive Products, in each case as generated or Developed by Ziopharm. For clarity, Non-Exclusive Products include all forms, formulations, presentations, doses, administrations and package configurations thereof.
1.106“Obligations” has the meaning set forth in Section 14.13.
1.107“Oncology” means the treatment or prevention of a human patient who has received a cancer diagnosis.
1.108“Operating Profit (or Loss)” means, with respect to (a) the Gorilla IL-12 Products in the HPV Field, or (b) the Gorilla IL-12 Products in the Field, but outside of the HPV Field all Received Amounts with respect to such Gorilla IL-12 Product during such specified period, less the sum of (a) Commercialization Costs and (b) Development Costs incurred by Ziopharm during such time period. For sake of clarity, Operating Profit (or Loss) shall be determined prior to application of any income taxes, and if such terms are used individually, “Operating Profit” shall mean a positive Operating Profit (or Loss), and “Operating Loss” shall mean a negative Operating Profit (or Loss).
1.109“Original Preferred Shares” means those certain 100,000 shares of Series 1 Preferred Stock issued to Intrexon on or about July 1, 2016 pursuant to the 2016 Securities Issuance Agreement.
1.110“Overpaying Party” has the meaning set forth in Section 6.7.
1.111“Patents” means (a) pending patent applications, issued patents, utility models and designs; (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any of the foregoing; and (c)

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

extensions, renewals or restorations of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificates or the equivalent thereof.
1.112“Phase 3 Clinical Trial” means a human clinical trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product designed to ascertain efficacy and safety of such Licensed Product for the purpose of enabling the preparation and submission of Regulatory Approval to the competent Regulatory Authorities in a country of the Territory, as further defined in 21 C.F.R. § 312.21(c) for the U.S., as amended from time to time, or the corresponding foreign regulations.
1.113“PIK Shares” means those shares of Series 1 Preferred Stock payable by Ziopharm as a monthly dividend to the holders of Series 1 Preferred Stock pursuant to Article B, Section 1 of the Certificate of Designation.
1.114“Potential Claims” has the meaning set forth in Section 3.4(a).
1.115“Precigen Impact Situation” has the meaning set forth in Section 7.4(a).
1.116“Precigen Indemnitees” has the meaning set forth in Section 9.2.
1.117“Preferred Shares” means the Original Preferred Shares plus all PIK Shares accrued, paid or payable to Intrexon as of the date of this Agreement.
1.118“Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a product that can be charged and/or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price and/or reimbursement of pharmaceutical products.
1.119“Product Infringement” has the meaning set forth in Section 7.5(a).
1.120“Program” means, as applicable, the IL-12 Program, the TCR Program, [*****] CAR Program, CD19 CAR Program, and NK Cells and Gamma Delta T Cell Program.
1.121“Proposed Terms” has the meaning set forth in Section 12.2.
1.122“Qualified IPO” has the meaning set forth in Section 14.13.
1.123“Received Amounts” means with respect to (a) the Gorilla IL-12 Products in the HPV Field, or (b) the Gorilla IL-12 Products in the Field, but outside of the HPV Field, all consideration received by Ziopharm and its Affiliates on account thereof, including the sum of (i) worldwide Net Sales of the applicable Gorilla IL-12 Products during the applicable period by Ziopharm and its Affiliates (but not, for clarity, Sublicensees), and (ii) any royalties or other payments received by Ziopharm or its Affiliates based on sales of the relevant Gorilla IL-12 Products by its Sublicensees pursuant to a sublicense granted by Ziopharm or its Affiliates under the Licensed Intellectual Property (excluding, for clarity, any Sublicensing Income).
1.124“Regulatory Approval” means all approvals, including, if applicable, Pricing Approvals reasonably acceptable to the selling Party, that are necessary for the commercial sale of product in the applicable field in a given country or regulatory jurisdiction.
1.125“Regulatory Authority” means, in a particular country or jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval in such country or jurisdiction.
1.126“Regulatory Costs” means costs incurred to prepare Gorilla IL-12 Product regulatory submissions to obtain and/or maintain Regulatory Approval and to comply with post-Regulatory Approvals requirements of a Regulatory Authority, including FDA user and other fees, reporting and regulatory affairs activities, and recalls and withdrawals for Gorilla IL-12 Products (other than costs for Gorilla IL-12 Products that are deductible from Net Sales or that are included as Development Costs), but excluding internal FTE costs.
1.127“Regulatory Exchange Agreement” has the meaning set forth in Section 4.7.
1.128“Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority in order to Develop, manufacture, market, sell or otherwise Commercialize a Licensed Product in a particular country or jurisdiction.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.129“Releasees” has the meaning set forth in Section 3.4(a).
1.130“Released Claims” has the meaning set forth in Section 3.4(a).
1.131“Reporting Product” has the meaning set forth in Section 4.6.
1.132“Research” means non-clinical studies of a product conducted before the filing of an IND for such product.
1.133“Royalty Term” has the meaning set forth in Section 6.5(c).
1.134“Sales and Marketing Costs” means, with respect to (a) the Gorilla IL-12 Products in the HPV Field, or (b) the Gorilla IL-12 Products in the Field, but outside of the HPV Field, and to the extent incurred by Ziopharm or its Affiliates, the reasonable internal FTE and out-of-pocket costs that are directly allocable to the sales and marketing of a Gorilla IL-12 Product, including: (i) activities directed to the advertising of a Gorilla IL-12 Product; (ii) costs of advertising, public relations and medical education agencies with respect to a Gorilla IL-12 Product; (iii) speaker programs with respect to a Gorilla IL-12 Product, including the training of such speakers; (iv) developing and providing training packages, promotional literature, samples, promotional materials and other selling materials with respect to a Gorilla IL-12 Product; (v) developing and performing market research with respect to a Gorilla IL-12 Product and developing branding, communications and life cycle management plans; (vi) conducting symposia and opinion leader development activities with respect to a Gorilla IL-12 Product; (vii) developing reimbursement programs with respect to a Gorilla IL-12 Product.
1.135“Second ECP Amendment” has the meaning set forth in Section 1.162.
1.136“Series 1 Preferred Stock” means Ziopharm’s Series 1 preferred stock, par value $0.001 per share.
1.137“Sleeping Beauty Intellectual Property” means patent families [*****] and [*****] as detailed on Schedule 3 of the Licensed Intellectual Property in Exhibit B.
1.138[*****].
1.139“Sublicensee” means any Third Party granted a sublicense, covenant not to sue, forbearance agreement, co-promotion agreement or other similar arrangement (a “Sublicense”) by Ziopharm to the rights licensed to Ziopharm under Section 2.1(a) or Section 2.1(b).
1.140“Sublicensing Income” means any [*****]:
(a)[*****];
(b)[*****];
(c)[*****]; and
(d)[*****].
1.141“Support Memorandum” has the meaning set forth in Section 12.2.
1.142“Switch Intellectual Property” means Schedules 1 and 2 of the Licensed Intellectual Property in Exhibit B.
1.143“T-Cell” means a T-lymphocyte, including alpha beta T cells and gamma delta T cells.
1.144“TCR” means T-cell receptor complex.
1.145“TCR Exclusive Products” means any biological product, process or therapy that includes a TCR for a Neo-antigen, including all forms, formulations, presentations, doses, administrations and package configurations.
1.146“TCR Exclusive Program” means a program(s) of Research and Development focused on Developing TCRs designed for Neo-antigens.
1.147“TCR Non-Exclusive Products” means any biological product, process or therapy that is comprised of a TCR, other than a TCR Exclusive Product, including all forms, formulations, presentations, doses, administrations and package configurations.
1.148“TCR Products” means TCR Non-Exclusive Products and TCR Exclusive Products.
1.149“Term” has the meaning set forth in Section 11.1.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

1.150“Terminated Products” has the meaning set forth in Section 11.4(a).
1.151“Territory” means all countries of the world.
1.152“Third Party” means any entity other than Precigen or Ziopharm or an Affiliate of either of them.
1.153“Third Party Licenses” has the meaning set forth in Section 2.1(e).
1.154“Third Party Payment” any payment made by Ziopharm or its Affiliates to any Third Party in respect of any license to any Patent owned or controlled by a Third Party that that is reasonably necessary to practice the subject matter claimed in the Licensed Patents in connection with the Development, manufacture or Commercialization of (a) the Gorilla IL-12 Products in the HPV Field, or (b) the Gorilla IL-12 Products in the Field, but outside of the HPV Field, as applicable.
1.155“Trademark” means any word, name, symbol, color, shape, designation or device or any combination thereof, including any trademark, service mark, trade name, trade dress, brand name, product configuration, domain name, logo, design or business symbol, that functions as an identifier of source, origin or membership, whether or not registered, and all statutory and common law rights therein, and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.
1.156“Transition Period” shall have the meaning set forth in Section 4.5(a).
1.157“Transition Services” shall have the meaning set forth in Section 4.5(a).
1.158“Treat” means delivery of a therapy to a human patient who has received a cancer diagnosis for the treatment of that cancer, including the prevention of the reoccurrence of any such cancer. “Treatment” has its correlative meaning.
1.159“U.S.” means the United States of America, including all possessions and territories thereof.
1.160“Underpaying Party” has the meaning set forth in Section 6.7.
1.161“Valid Claim” means (a) a claim of an issued, unexpired patent within the Licensed Patents that has not been revoked, disclaimed, abandoned or held invalid or unenforceable by a court or other body of competent jurisdiction in an unappealed or unappealable decision and (b) a claim of any patent application within a Licensed Patent, which claim was pending as of the Effective Date and has an effective priority date that is less than five years prior to the then-current date.
1.162“Ziopharm Agreement” means that certain Exclusive Channel Partner Agreement by and between Intrexon and Ziopharm, dated January 6, 2011, as amended by the First Amendment to Exclusive Channel Partner Agreement effective September 13, 2011; the Second Amendment to the Exclusive Channel Partner Agreement effective March 27, 2015 (the “Second ECP Amendment”) and the Third Amendment to Exclusive Channel Partner Agreement effective June 29, 2016, as assigned by Intrexon to Precigen.
1.163“Ziopharm Gorilla Inventions” has the meaning set forth in Section 7.1(b).
1.164“Ziopharm Gorilla Patents” has the meaning set forth in Section 7.1(b).
1.165“Ziopharm Indemnitees” has the meaning set forth in Section 9.1.

ARTICLE 2
LICENSES AND EXCLUSIVITY
2.1License to Ziopharm for Licensed Products.
(a)License to Ziopharm for Exclusive Products. Precigen hereby grants Ziopharm (i) an exclusive (even as to Precigen and its Affiliates except as provided in Section 2.1(c) below), royalty-bearing license, with the right to sublicense through multiple tiers in accordance with Section 2.1(d), under the Licensed Intellectual Property (other than the Switch Intellectual Property and the Adenovirus Production Patents) to research, develop, make, have made, use, sell, have sold, offer for sale and import Exclusive Products in the Field in the Territory, (ii) a non-exclusive license, with the right to sublicense in accordance with Section 2.1(d), under the Switch Intellectual Property to research, develop, make, have made, use, sell, have sold, offer for sale and import Exclusive Products in the Field in the Territory and (iii) a non-exclusive

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

license, with right to sublicense in accordance with Section 2.1(d), under the Adenovirus Production Patents to research, develop, make, have made, use, sell, have sold, offer for sale and import IL-12 Products in the Field in the Territory. For clarity, the foregoing license grant includes the right to make and have made Activator Ligands and Accessory Material Agents for use in connection with Licensed Products in the Field.
(b)License to Ziopharm for Accessory Material Agents and Non-Exclusive Products. Precigen hereby grants Ziopharm (i) a non-exclusive, royalty-bearing license, with the right to sublicense through multiple tiers in accordance with Section 2.1(d), under the Licensed Intellectual Property to research, develop, make, have made, use, sell, have sold, offer for sale and import Non-exclusive Products in the Field in the Territory and (ii) an exclusive license, with the right to sublicense in accordance with Section 2.1(d), under the Sleeping Beauty Intellectual Property to research, develop, make, have made, use, sell, have sold, offer for sale and import TCR Non-Exclusive Products in the Field in the Territory. For clarity, the foregoing license grant includes the right to make and have made Activator Ligands and Accessory Material Agents for use in connection with Licensed Products in the Field.
(c)Precigen Retained Rights. Notwithstanding the rights granted to Ziopharm in Section 2.1(a) and 2.1(b), Precigen may research, develop, manufacture and commercialize (i) products outside of the Exclusive Products in the Field in the Territory (subject to the grant of the exclusive license under the Sleeping Beauty Intellectual Property with respect to TCR Non-exclusive Products in the Field) and (ii) products outside the Field. Further, Precigen retains the right to practice the Licensed Intellectual Property in the Field in the Territory solely (i) as necessary to support the Gorilla Development Activities to the extent in connection with its activities under the JDC or as specifically agreed pursuant to the Gorilla Development Plan in accordance with the terms of this Agreement and (ii) to perform any Transition Service pursuant to this Agreement.
(d)Sublicenses; Assignments.
(i)Ziopharm may grant sublicenses through multiple tiers, under any or all of the rights granted in Section 2.1(a) and Section 2.1(b) to its Affiliates.
(ii)Ziopharm may grant sublicenses through multiple tiers, under any or all of the rights granted in Section 2.1(a) and Section 2.1(b) (other than the Switch Intellectual Property), to Third Parties upon written notice to Precigen solely to the extent reasonably necessary for contract manufacturing activities or Commercialization of Licensed Products with respect to any Licensed Product developed by or on behalf of Ziopharm or its Affiliates. Notwithstanding the foregoing, the Switch Intellectual Property may be sublicensed under this Section 2.1(d)(ii) solely to the extent such is for use in conjunction with a specific Licensed Product.
(iii)In addition, solely with respect to any Exclusive Product or any TCR Non-Exclusive Product, Ziopharm shall also have the right to grant sublicenses through multiple tiers under any or all of the rights granted in Section 2.1(a) and Section 2.1(b) (other than the Switch Intellectual Property) to Third Parties upon written notice to Precigen in connection with any Research, Development or Commercialization collaboration of such Exclusive Product or TCR Non-Exclusive Products. Notwithstanding the foregoing, the Switch Intellectual Property may be sublicensed under this Section 2.1(d)(iii) solely to the extent such is for use in conjunction with a specific Exclusive Product or specific TCR Non-Exclusive Product.
(iv)Except as set forth above, Ziopharm shall not have the right to sublicense any or all of the rights granted under this Agreement to Third Parties to Research, Develop, manufacture or Commercialize products of Third Parties without Precigen’s prior written consent.
(v)Each agreement in which Ziopharm grants a sublicense shall be consistent with the relevant terms and conditions of this Agreement. Ziopharm shall remain responsible for the compliance of its Sublicensees with the terms and conditions of this Agreement.
(vi)In addition to the foregoing, Ziopharm shall have the right to [*****].

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(e)Third Party Licenses. All Licensed Intellectual Property licensed to Precigen from a Third Party and sublicensed to Ziopharm under this Agreement are subject to and subordinate to the terms of the applicable license agreements with Third Parties set forth on Exhibit F (the “Third Party Licenses”). Each Party will fully comply with the terms of any such Third Party License, and Ziopharm shall remain solely responsible for the payment of any royalty, milestone, and other payment obligations, if any, due to Third Parties in connection with exercise of the licenses granted to Ziopharm under this Agreement. Ziopharm shall make all such payments timely in accordance with the terms of the applicable Third Party license. Precigen covenants not to, without the prior written consent of Ziopharm, amend any Third Party License in such a manner that would diminish the rights granted to Ziopharm under this Agreement, materially change any obligations under such Third Party License that would impact Ziopharm hereunder or increase any payment obligation of Ziopharm pursuant to such Third Party License.
2.2Exclusivity. Each of Precigen and Intrexon hereby covenants that, during the Term, neither it nor its Affiliates will (a) grant or offer any license or other rights to a Third Party, or otherwise discuss or negotiate with any Third Party the terms of any such license or rights, or (b) conduct any activities, whether independently or with or for the benefit of a Third Party, in each case of (a) and (b) with respect to the use of any Licensed Intellectual Property to research, develop, manufacture or commercialize any Exclusive Product in the Field or with respect to the use of any Sleeping Beauty Intellectual Property as Covered by [*****] and [*****] to research, develop, manufacture or commercialize any TCR Product in the Field. In addition, (i) for a period of three (3) years following the Effective Date, Precigen shall not, either itself or through an Affiliate or Sublicensee, research, develop, manufacture or commercialize any biological product, process or therapy that is comprised of a regulatable switch that controls expression of IL-12 that is expressed by any viral vector for Oncology, and (ii) for a period of three (3) years following the Effective Date research, develop, manufacture or commercialize one or more TCRs designed for Neo-antigens for Oncology (each, a “Competing Program”). Notwithstanding the foregoing, the foregoing limitation with respect to any Competing Program shall not apply to a Third Party that acquires Precigen or its Affiliates if at the time of the acquisition the Acquired Party had an ongoing Competing Program, provided that none of the intellectual property of Precigen is thereafter used for, or incorporated into, the Competing Program.
2.3Development Responsibilities. Ziopharm will have the exclusive right to conduct, and be solely responsible for all aspects of, the Research, Development and manufacture of Licensed Products and setting the regulatory strategy for seeking Regulatory Approvals (including any Pricing Approvals) for Licensed Products in the Field in the Territory.
2.4Regulatory Responsibilities. Ziopharm shall have the exclusive right to prepare and shall own all Regulatory Materials (including all INDs, BLAs, NDAs, MAAs and Regulatory Approvals) for each Licensed Product in the Field in the Territory. Precigen shall not submit any Regulatory Materials for Licensed Products in the Field in the Territory without the prior written consent of Ziopharm. Except as expressly requested by Ziopharm in writing, Precigen shall not communicate with respect to the Licensed Products in the Field with any Regulatory Authority, unless so required to comply with applicable Laws, in which case Precigen shall promptly notify Ziopharm of such requirement under applicable Laws and, to the extent practicable and permitted under applicable Laws, shall submit any proposed communication to Ziopharm for prior approval or, if not practicable or permitted, shall provide Ziopharm with a copy or summary thereof as soon as reasonably practicable thereafter.
2.5Commercialization Responsibilities. Ziopharm will have the exclusive right to conduct, and be solely responsible for all aspects of, the Commercialization of Licensed Products in the Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan, (b) negotiating with applicable Governmental Authorities regarding the price and reimbursement status of Licensed Products; (c) marketing and promotion; (d) booking sales and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

customer support, including handling medical queries, and performing other related functions; (g) conforming its practices and procedures to applicable Laws relating to the marketing, detailing and promotion of Licensed Products in the Territory; and (h) manufacturing of Licensed Products for commercial use.
2.6Diligence.
(a)Development and Commercialization.
(i)As of the Effective Date, Ziopharm shall use Commercially Reasonable Efforts to (A) Develop, including seeking Regulatory Approval for CD19 CAR Products and IL-12 Products in the Field (other than the HPV Field) in the Territory and (B) to Commercialize each CD19 CAR Product and IL-12 Product for which it has obtained Regulatory Approval in the Field (other than the HPV Field) in the Territory.
(ii)Starting as of the second (2nd) anniversary of the Effective Date, Ziopharm shall use Commercially Reasonable Efforts to (A) Develop, including seeking Regulatory Approval for TCR Exclusive Products in the Field in the Territory (other than the HPV Field) and (B) to Commercialize each TCR Exclusive Product for which it has obtained Regulatory Approval in the Field (other than the HPV Field) in the Territory.
(b)No Other Obligation to Develop or Commercialize. Notwithstanding anything contained in this Agreement to the contrary, except as expressly set forth in Section 2.6(a), Ziopharm shall have no obligation to further Develop or Commercialize Licensed Products and shall not be liable to Precigen or its Affiliates for any failure to do so.
2.7No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party. Precigen specifically reserves all rights not expressly granted to Ziopharm under this Agreement.

ARTICLE 3
EXISTING AGREEMENTS
3.1Termination of Ziopharm Agreement. The Parties hereby agree to terminate the Ziopharm Agreement. All rights and licenses granted by Intrexon to Ziopharm under the Ziopharm Agreement and all rights and licenses granted by Ziopharm to Intrexon, such rights and licenses assigned by Intrexon to Precigen, under the Ziopharm Agreement shall terminate. For clarity, the Parties acknowledge and agree that the provisions of Section 10.4 of the Ziopharm Agreement shall not apply to this termination of the Ziopharm Agreement by mutual written consent. Any provisions of the Second ECP Amendment that survive termination of the Ziopharm Agreement as a result of Section 5.3 of the Second ECP Amendment shall terminate upon the earlier of termination of the Merck Agreement and the provision of Merck’s consent to the transfer of all of Ziopharm’s obligations and right, title and interest in the Merck Agreement to Precigen as set forth in Section 3.3. Section 6.1 of the Second ECP Amendment shall not survive termination of the Ziopharm Agreement. In the event of any conflict between the surviving terms of the Ziopharm Agreement and the terms of this Agreement, the terms of this Agreement shall control, except with respect to any Section, including but not limited to Sections 3.3 and 6.1 of the Second ECP Amendment as related to the Merck Agreement until such termination of the Merck Agreement. Notwithstanding, anything to the contrary, Ziopharm as a condition of entering this Agreement remains obligated to pay all outstanding invoices generated under the Ziopharm Agreement incurred through the Effective Date of this Agreement.
3.2Assignment of Assigned Contracts.
(a)MDACC Research Agreement and 2015 MDACC License.
(i)Precigen, on behalf of itself and its Affiliates (including Intrexon), hereby agrees to use diligent good faith efforts to amend the MDACC Research Agreement or otherwise make such arrangements as are reasonably necessary to ensure that the full benefit of all future contractual rights under

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

the MDACC Research Agreement vest in Ziopharm and Precigen shall secure future rights for Ziopharm equivalent to those it would enjoy from having the MDACC Research Agreement assigned to it as of the Effective Date.
(ii)Precigen, on behalf of itself and its Affiliates (including Intrexon), hereby agrees to use diligent good faith efforts to assign to Ziopharm the future right, title and interest in new patents that would otherwise be licensed to Precigen under the 2015 MDACC License after the Effective Date and to make such arrangements as are reasonably necessary to ensure that the full benefit of the future contractual rights under the 2015 MDACC License vest in Ziopharm.
(iii)Notwithstanding the above, Precigen shall retain rights to all intellectual property and materials received through the MDACC Research Agreement and 2015 MDACC License prior to the Effective Date, such right being licensed herein as part of the Licensed Intellectual Property.
(iv)Additionally, prior to the amendment of the MDACC Research Agreement and 2015 MDACC License, Precigen, on behalf of itself and its Affiliates (including Intrexon), hereby agrees, within five (5) Business Days after the Effective Date, to notify MDACC of this Agreement and request that (x) MDACC, on a going forward basis, provide to Ziopharm and not Precigen or its Affiliates information related to Exclusive Programs that is required to be provided to Precigen or Intrexon under either the MDACC Research Agreement or the 2015 MDACC License, and (y) MDACC permit Precigen (or Intrexon) to appoint employees of Ziopharm (rather than Precigen or Intrexon) to any joint steering committee under the MDACC Research Agreement and 2015 MDACC License. Upon the assent by MDACC to such request, Precigen shall appoint two individuals designated by Ziopharm to any such joint steering committee.
(b)Assigned Contracts.
(i)Precigen, on behalf of itself and its Affiliates (including Intrexon), hereby agrees to use diligent good faith efforts to assign to Ziopharm all of its right, title and interest in, the 2018 MDACC License, the Existing TCR CRADA and the MDACC Sponsored Research Agreement (collectively, the “Assigned Contracts”). The Assigned Contracts shall automatically be amended to include any additional contracts that the Parties agree to assign to Ziopharm as part of the Transition Services. Precigen shall not unreasonably withhold consent to assign to Ziopharm any contract that relates to the Licensed Products in the Field in the Territory. Without limiting the generality of the foregoing, until such date as the Existing TCR CRADA is assigned to Ziopharm, Precigen, on behalf of itself and its Affiliates (including Intrexon), shall (a) promptly provide Ziopharm with all information provided by NCI with respect to any option granted under the TCR Existing CRADA and (b) solely at the request of Ziopharm, elect to exercise an option under the Existing TCR CRADA and allow Ziopharm full control to negotiate the terms of the resulting license agreement directly with NCI.
(ii)If despite Precigen’s diligent good faith efforts it is not able to assign any Assigned Contract, then Precigen and Ziopharm shall make such arrangements as are reasonably necessary to ensure that the full benefit of the contractual rights under such agreement vest in Ziopharm and Precigen shall secure rights for Ziopharm equivalent to those it would enjoy from having such agreement assigned to it. Without limiting the generality of the foregoing, Precigen shall amend the Existing Gorilla IL-12 CRADA to remove all provisions relating to the Gorilla IL-12 Construct or shall terminate the Existing Gorilla IL-12 CRADA as it relates to the Gorilla IL-12 Construct.
(iii)Additionally, prior to the amendment of the Assigned Contracts, Precigen, on behalf of itself and its Affiliates, hereby agrees, within five (5) Business Days after the Effective Date, to notify MDACC and NCI of the existence of this Agreement and request that (x) MDACC and NCI, as applicable, on a going forward basis, provide to Ziopharm and not Precigen or its Affiliates information related to the Assigned Contracts that is required to be provided to Precigen or its Affialites under either any such Assigned Contract, and (y) MDACC and NCI, as applicable, permit Precigen (or Intrexon) to appoint employees of Ziopharm (rather than Precigen or Intrexon) to any joint steering committee under any such

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Assigned Contract. Upon the assent by NCI and MDACC to such request, Precigen shall appoint two individuals designated by Ziopharm to any such joint steering committee.
3.3Relinquishment of Rights and Obligations under Merck Agreement. Precigen, on behalf of itself and its Affiliates (including Intrexon), hereby agrees to use diligent good faith efforts to obtain Ares Trading’s consent to the transfer of all of Ziopharm’s obligations and right, title and interest in the Merck Agreement to Intrexon or its’ Affiliate. As between the Parties, from and after the Effective Date, Precigen agrees to perform all obligations of Ziopharm under the Merck Agreement (other than the obligation of exclusivity set forth in Section 2.5 of the Merck Agreement), and, other than the obligation of exclusivity set forth in Section 2.5 of the Merck Agreement, Ziopharm shall not be responsible for any obligations under the Merck Agreement. For clarity, Section 6.7 addresses Ziopharm’s sole ongoing payment obligation related to the payments owed to Ares Trading by Intrexon under Section 4.5(e) of the Merck Agreement. Nothing in this Agreement shall prohibit, and Ziopharm shall have the right to negotiate a separate agreement with Ares Trading regarding obtaining rights to any intellectual property rights owned or controlled by Ares Trading relating to [*****]. Promptly following the Effective Date, the Parties shall cooperate in good faith, on Precigen’s request and at Precigen’s cost, to transfer all activities and rights related to CD33 under the Merck Agreement to Precigen, including the Existing Viral CD33 Trial, as set forth in Article 4.
3.4Mutual Release and Covenant Not to Sue.
(a)The Parties, on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates and assigns, and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, insurers, managers, representatives, assigns and successors in interest, and all persons acting by, through, under or in concert with them, and each of them, hereby release and discharge the other Parties, together with their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates and assigns and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives, assigns and successors in interest, and all persons acting by, through, under or in concert with them, and each of them (the Parties’ “Releasees”, as applicable), from all known and unknown charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys’ fees and costs actually incurred) and punitive damages, of any nature whatsoever, known or unknown, which either Party has, or may have had, against the other Party, whether or not apparent or yet to be discovered, or which may hereafter develop (“Potential Claims”), for any acts or omissions, prior to the Effective Date, related to or arising from the Ziopharm Agreement, including but not limited to the Second ECP Amendment, the Merck Agreement, the MDAAC Research Agreement, and each other agreement between Ziopharm and either Precigen or Intrexon, except for any Potential Claims arising from any provisions that survive the termination of the Ziopharm Agreement and the Second ECP Amendment in accordance with Section 3.1 of this Agreement (the “Released Claims”). For avoidance of doubt, the Released Claims shall not include any Potential Claims: (a) for acts or omissions that occur on or after the Effective Date; (b) related to or arising from any provisions that survive the termination of the Ziopharm Agreement and the Second ECP Amendment in accordance with Section 3.1 of this Agreement; or (c) related to or arising from any rights or obligations set forth in this Agreement.
(b)Each Party agrees and hereby covenants that it will not, directly or indirectly, on its own behalf or acting on behalf of or through any other person or entity, initiate or maintain any lawsuit, arbitration or other proceeding, whether legal or equitable, against any other Party or its Releasees, arising from or related to the Released Claims.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

ARTICLE 4
TECHNOLOGY AND INVENTORY TRANSFER; REGULATORY
4.1Transfer of Licensed Know-How; Ongoing Transfers.
(a)Initial Precigen Transfer to Ziopharm. At the request of Ziopharm, provided that such request is made within forty-five (45) days after the Effective Date and provided further that such information is not already in the possession of Ziopharm, Precigen shall reasonably provide Ziopharm with (i) complete and accurate copies of all Licensed Know-How in writing and existence as of the Effective Date and (ii) any Accessory Material Agents and/or Activator Ligands, in each case, that is in Precigen’s possession and Control and that Ziopharm determines (in its reasonable discretion) will be reasonably necessary or useful for Ziopharm to practice the licenses granted to Ziopharm in Section 2.1(a) and 2.1(b), including any Accessory Material Agents set forth in the letter agreement referenced in Section 1.8, but excluding any manufacturing-related Licensed Know-How to the extent the transfer of the same requires the consent of a Third Party, which transfer shall be performed under Section 4.1(c) (the “Initial Technology Transfer”). Precigen shall reasonably cooperate with Ziopharm in good faith to identify any Licensed Know-How that would be necessary or useful for the Development and Commercialization of Licensed Products hereunder or the practice of the licenses granted to Ziopharm pursuant to Sections 2.1(a) and 2.1(b) and to allocate any Accessory Material Agents and/or Activator Ligands for use, as between the Parties.
(b)Initial Ziopharm Transfer to Precigen. At the request of Precigen, provided that such request is made within forty-five (45) days after the Effective Date and provided further that such information is not already in the possession of Precigen, Ziopharm shall reasonably provide Precigen with (i) complete and accurate copies of all material Information in writing and existence as of the Effective Date and (ii) any Accessory Material Agents and/or Activator Ligands, in each case, that is in Ziopharm’s possession and Control (including that which is in MDACC’s possession that Ziopharm can, without payment or undue effort, cause to be provided to Precigen) and that Precigen determines (in its reasonable discretion) will be reasonably necessary or useful for Precigen to practice its retained rights under the Licensed Intellectual Property, but excluding any manufacturing-related Information to the extent the transfer of the same requires the consent of a Third Party, which transfer shall be performed under Section 4.1(d) and excluding any Information that is not related to the Licensed Products (the “Initial Ziopharm Technology Transfer”). Ziopharm shall reasonably cooperate with Precigen in good faith to identify any Information described in this Section 4.1(b) that would be necessary or useful the practice of Precigen’s retained rights under the Licensed Intellectual Property and to allocate any Accessory Material Agents and/or Activator Ligands for use, as between the Parties.
(c)Manufacture Technology Transfer to Ziopharm. Notwithstanding, but without limiting Section 4.1(a) or 4.5(c), Ziopharm acknowledges that the transfer of certain Licensed Know-How is related to the manufacture of Licensed Products, Activator Ligand, and Accessory Material Agents, including manufacturing and controls information and biologic manufacturing and process development technology, and such technology or Information may be subject to the consent of one or more Third Party contract manufactures. Precigen shall use commercially reasonable efforts to obtain any such consents required for the transfer of any such manufacturing related Information and, upon obtaining such consent, to transfer such manufacturing-related Licensed Know-How to Ziopharm to enable Ziopharm to manufacture Licensed Products, Activator Ligand and Accessory Material Agents. Ziopharm shall reasonably cooperate with Precigen in connection with such consent and transfer.
(d)Manufacture Technology Transfer to Precigen. Notwithstanding, but without limiting Section 4.1(b) or 4.5(c), Precigen acknowledges that the transfer of certain Information described in Section 4.1(b) is related to the CD33 trial and Accessory Material Agents, including manufacturing and controls information and biologic manufacturing and process development technology, and such technology or Information may be subject to the consent of one or more Third Party contract manufactures. Ziopharm

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

shall use commercially reasonable efforts to obtain any such consents required for the transfer of any such manufacturing related Information and, upon obtaining such consent, to transfer such manufacturing-related Information to Precigen to enable Precigen to advance CD33 and Accessory Material Agents. Precigen shall reasonably cooperate with Ziopharm in connection with such consent and transfer.
4.2Technology Transfer Costs. Other than as may be agreed as a Transition Service hereunder, each Party requesting transfer under Section 4.1 shall reimburse the other Party’s out-of-pocket expenses and FTE costs incurred to perform any technology transfer, including any amounts paid in consideration for manufacturing support following such technology transfer. Each Party shall invoice the other Party on a monthly basis for the foregoing costs incurred by, and shall pay the amount invoiced within thirty (30) days after the date of any such invoice.
4.3IL-12 Product Supply.
(a)Inventory Transfer. On Ziopharm’s reasonable request following the Effective Date, Precigen shall transfer to Ziopharm or its designee some or all of its inventory of IL-12 Products (including all final product, drug substance, intermediates, works-in-process, formulation materials, reference standards, drug product clinical reserve samples, packaged retention samples, and the like) that is then in the possession or Control of Precigen or its Affiliates or sublicensees and in quantities reasonably requested by Ziopharm; provided that Ziopharm shall pay Precigen a price equal to Precigen’s historical cost plus [*****] percent ([*****]%) for any such transferred IL-12 Product.
4.4Assumption of Supply. On Ziopharm’s reasonable request, Precigen shall, and shall cause its Affiliates and sublicensees to, reasonably cooperate with Ziopharm to facilitate orderly transition of the manufacture of IL-12 Products to Ziopharm or its designee, including by assigning or amending as appropriate, upon request of Ziopharm, any agreements or arrangements with Third Party contract manufacturers to Ziopharm or, to the extent any such Third Party agreement or arrangement is not assignable to Ziopharm, reasonably cooperating with Ziopharm to facilitate the entry by Ziopharm into a contract directly with such contract manufacturer(s).
4.5Transition Services.
(a)Transition Services. Precigen agrees to provide or cause to be provided to Ziopharm the services listed on Exhibit C (the “Agreed Services”). Without limiting the foregoing, for a period of thirty (30) days following the Effective Date, Ziopharm shall have an opportunity to identify additional activities that Precigen was performing with respect to the Licensed Product or the Development thereof as of the Effective Date that it would like Precigen to continue to perform under this Agreement for a specified period to enable the smooth transition of activities in relation to the Licensed Products to Ziopharm. Upon identification of such activities by Ziopharm, Precigen shall reasonably determine whether it can continue to provide such services and, upon Precigen’s consent (which shall not be unreasonably withheld), the Parties shall include such activities as Agreed Services hereunder and shall update Exhibit C to reflect the same. In no event shall any Agreed Services continue for a period longer than one (1) year without the prior written consent of Precigen, which consent may be withheld at Precigen’s sole discretion. Without limiting the foregoing, for a period of one (1) year from the Effective Date (or such later date agreed by the Parties in writing) (the “Transition Period”), Ziopharm may request that Precigen provide or continue to perform additional services related to any Licensed Product other than the Agreed Services, including, as applicable, the (i) transition to Ziopharm or its designee some or all of any clinical or non-clinical trials for a Licensed Products in the Field and the activities related to or supporting such trials, (ii) the continued conduct of any non-clinical or clinical trials for any Licensed Product in the Field, for a reasonable period of time requested by Ziopharm, (iii) ongoing services related to the manufacturing of Licensed Products or (iv) the termination or wind-down of non-clinical or clinical trials; in each case as requested by Ziopharm, (the “Additional Services” and together with the Agreed Services, the “Transition Services”). The Parties will negotiate terms for the provision of such Additional Services, provided that, for clarity, Precigen will not be obligated to

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

provide any Additional Services unless Precigen consents to do so, which consent may be withheld at Precigen’s sole discretion. Precigen agrees that is shall perform all Transition Services in the same or substantially similar manner, in all material respects, in which Precigen generally performs or has performed similar services for its own product development business, provided that, unless otherwise agreed in writing (including as may be agreed and forth on Exhibit C for a specific Transition Service), Precigen’s obligations to perform any Transition Services shall not extend beyond the Transition Period.
(b)Service Fees; Invoicing. Any and all service fees charged by Precigen, either directly, through its Affiliates or through Third Party contractors shall (i) with respect to the Agreed Services, be set forth in Exhibit C and (ii) with respect to the Additional Services, be agreed by the Parties in writing. Unless otherwise agreed by the Parties in writing, or as set forth on Exhibit C with respect to payment for specific Agreed Services, Precigen will aggregate and invoice in a single invoice each month all of its service fees for any Transition Services that are payable by Ziopharm for the Transition Services performed in such month. Precigen’s service fees will be invoiced monthly, in arrears, and Ziopharm shall pay all undisputed invoices within thirty (30) days of the date of receipt of such invoice.
(c)Third Party Consents. Without limiting Section 4.3(a) , Precigen shall use commercially reasonable efforts to obtain any waivers, permits, consents or similar approvals from any Third Parties or Governmental Authorities that are reasonably necessary for Precigen to perform or Ziopharm to receive the Transition Services, as applicable (each a “Consent”). Ziopharm shall be solely responsible for the costs paid to any Third Party or Governmental Authority in respect of obtaining any such Consent; provided, however, that Precigen shall notify Ziopharm in advance of any known costs associated with obtaining such Consents and obtain Ziopharm’s written approval of such consent fee prior to Precigen agreeing to pay such fee and prior to Ziopharm being liable for any such fee. If, after thirty (30) days using its commercially reasonable efforts, or such longer period as may be requested by Ziopharm, Precigen is unable to obtain any Consent, the Parties shall work together in good faith to agree upon a commercially reasonable alternative arrangement in respect of such Transition Service for which a Consent is required but has not been obtained to the maximum extent possible and shall then perform any such alternative as a Transition Service hereunder.
(d)Third Party Contracts. Precigen shall, to the extent reasonably possible utilize any Third Party contracts on behalf of Ziopharm in the performance of the Transition Services, and Ziopharm agrees to comply with the terms of any Third Party contract to the extent relevant to the receipt of a Transition Service, provided that Ziopharm has received prior written notification of the terms of such Third Party contract, and provided, further, that, following receipt of notification of such terms, Ziopharm may opt to not receive the relevant Transition Service rather than comply with such terms. Where a Third Party contract is required in order for the provision of the Transition Services and such Third Party contract expires or is terminated by the relevant Third Party, then Precigen shall use all reasonable efforts to perform the relevant Transition Services itself or to provide a substitute of similar (but no lower) quality and reputation, with the costs of retaining such substitute borne solely by Precigen, unless otherwise agreed.
(e)Intellectual Property. Ownership of all inventions and intellectual property developed by or on behalf of Precigen in the performance of transition services shall be determined in accordance with Section 7.1(c).
(f)Early Termination. Prior to the expiration of the Transition Period and subject to any limitations set forth on Exhibit C with respect to specific Transition Services, Ziopharm may elect to terminate Precigen’s provision of certain of the Transition Services by delivering written notice of such election to Precigen. Such termination of the applicable Transition Services will be effective no earlier than thirty (30) calendar days following Precigen’s receipt of such notice, unless Precigen consents to a shorter period. Upon any termination or reduction of any Transition Service and subject to any rights or obligations

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

that have accrued prior to termination, neither Party shall have any further obligation to the other Party in respect of the Transition Services that have been terminated.
4.6Regulatory or Third Party Action or Inspection. Each Party shall immediately notify the other Party as promptly as reasonably possible following becoming aware of any Regulatory Authority inspections relating to (a) in the case of Precigen, any of its products that utilizes or incorporates any technology that is also used or incorporated in any Licensed Product, and (b) in the case of Ziopharm, a Licensed Product that, in either case of (a) or (b) is reasonably likely to have an impact on the other Party (each of (a) and (b), a “Reporting Product” of such Party). To the extent permitted by applicable Law, each Party shall have the right to be present at any such inspections and shall have the opportunity to provide, review and comment on any responses that may be required, in each case, to the extent applicable to such Party’s Reporting Product(s). In the event a Party does not receive prior notice of any such inspection, the Party shall notify the other Party as soon as practicable after such inspection and shall provide the other Party with copies of all materials, correspondence, statements, forms and records received or generated pursuant to any such inspection to the extent permitted by applicable Law and to the extent related to such other Party’s Reporting Product(s). In addition to such obligations with respect to Regulatory Authority inspections, each Party shall immediately notify the other Party of any material Information it receives regarding any threatened or pending action or communication by or from any Regulatory Authority that is reasonably likely to materially and adversely affect the regulatory status of any Reporting Product(s) of such other Party; provided, that such Party is permitted to disclosure such material Information, including under applicable Law..
4.7Rights of Reference. Within sixty (60) days following the Effective Date, the Parties will negotiate in good faith and agree in writing to a separate agreement setting forth the terms pursuant to which each Party would grant to the other Party the right to reference and use the Drug Master Files (DMFs) or other regulatory filings of such Party (the “Regulatory Exchange Agreement”). The Parties acknowledge that the Regulatory Exchange Agreement shall be subject to the agreement of the Parties in all respects, including with respect to the permitted scope of such reference and use rights, including with respect to specific products, development stages, fields of use, specific entities or persons and territories.

ARTICLE 5
GORILLA IL-12 PROGRAM; JOINT DEVELOPMENT COMMITTEE
5.1General; Performance Standards. Subject to the terms and conditions of this Agreement, Ziopharm shall be responsible for the Development of the Gorilla IL-12 Products pursuant to and in accordance with the Gorilla Development Plan. As set forth in additional detail herein, Ziopharm shall be responsible for 80% of the Gorilla Development Costs and Precigen shall be responsible for 20% of the Gorilla Development Costs (which, for clarity are only with respect to the Gorilla IL-12 Products for use in the Field but not the HPV Field) and the Parties shall share in the Operating Profit (or Loss) for Gorilla IL-12 Products in accordance with Section 6.2(a) and 6.2(b), as applicable.
5.2Gorilla IL-12 Product-Development.
(a)Responsibility; Historical Efforts. Ziopharm shall have the exclusive right to Develop the Gorilla IL-12 Product(s) in Field, in accordance with the Gorilla Development Plan, as may be amended from time to time. In recognition of Precigen’s historical efforts with respect to the research and development of Gorilla IL-12 Products, Ziopharm shall reimburse Precigen for certain costs incurred by or on behalf of Precigen or its Affiliates as set forth in Section 6.2(d).
(b)Gorilla Development Plan. Within sixty (60) days following the Effective Date, the Parties shall prepare the initial Gorilla Development Plan for review by the JDC, which shall include all activities with respect to the Development of the Gorilla IL-12 Products through [*****]. In preparation of such meeting, Precigen shall provide Ziopharm with all Information in Precigen’s possession or Control reasonably related to the Development of the Gorilla IL-12 Products. Following agreement on the initial

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Gorilla Development Plan, from time-to-time, but at least in connection with the submission of a new Gorilla Development Budget in accordance with Section 5.2(c), Ziopharm shall prepare updates to the Gorilla Development Plan and shall submit such updates to the JDC for review and comment. Once agreed, the initial Development Plan shall be attached to this Agreement as Exhibit A.
(c)Gorilla Development Budget. The initial Gorilla Development Budget covering all Gorilla Development Activities set forth in the initial Gorilla Development Plan shall be provided by Ziopharm to the JDC for review and comment along with the initial Gorilla Development Plan. The Parties (through the JDC) shall, subject to the remainder of this Section agree on such initial Gorilla Development Budget. No later than October 1 of each calendar year following the initial calendar year during the Term, Ziopharm shall submit an updated Gorilla Development Budget to Precigen (through the JDC) for review and approval. Notwithstanding the foregoing, if the JDC cannot agree on the initial Gorilla Development Budget or any updated Gorilla Development Budget, then the matter will be referred for resolution in accordance with Section 5.3(e), provided further that if the Executive Officers cannot agree on the Gorilla Development Budget, then the JDC shall identify that portion of the budget on which there is agreement for cost sharing (such portion, the “Gorilla Agreed Budget”). For the avoidance of doubt, Ziopharm shall have no final decision making authority with respect to the amounts set forth in any Gorilla Agreed Budget, which must be agreed by the JDC, provided further that any Gorilla Development Costs incurred by or on behalf of Ziopharm that are in excess of the Gorilla Agreed Budget shall be subject to off-set against amounts otherwise owed to Precigen in accordance with Section 6.2(b).
(d)Development Costs. Except as set forth in Section 6.2(b), Ziopharm shall bear all Gorilla Development Costs and all cost of any Development of any Gorilla IL-12 Products in the HPV Field.
5.3Joint Development Committee.
(a)Formation; Composition. Within 20 days after the Effective Date, the parties shall establish a Joint Development Committee composed of two (2) representatives of each Party, each of whom shall have appropriate technical credentials, experience, knowledge, and authority within such party’s organization to make the decisions required of the JDC. Each Party may change its representatives to the JDC from time to time in its sole discretion, effective upon written notice to the other party of such change. The JDC will be chaired by Ziopharm, which shall designate one of its JDC representatives as chairperson.
(b)Responsibilities and Authority. The JDC’s overall responsibility shall be to oversee the conduct of the Gorilla IL-12 Program and Development of the Gorilla IL-12 Products and to encourage and facilitate ongoing cooperation and communication between the Parties. In particular, the JDC shall:
(i)periodically review and provide comments to the Gorilla Development Plans and Gorilla Development Budgets, including, in the event that the Parties do not agree on the initial or updated Gorilla Development Budget(s) agreeing on the Gorilla Agreed Budget, as set forth in Section 5.2(c);
(ii)discuss the protocol for the first phase 1 trial for any Gorilla IL-12 Product hereunder including, without limitation, the endpoint and goals of such trial, which shall be set forth in the Gorilla Development Plan;
(iii)monitor the progress of Gorilla Development Activities, and review and discuss the results thereof;
(iv)discuss and attempt to address scientific or technical issues arising in the course of the Gorilla Development Activities; and
(v)perform such other duties as are specifically delegated to the JDC in this Agreement or otherwise agreed by the Parties.
(c)Meetings. The JDC shall meet as deemed necessary by the members of the JDC. The JDC may meet in person or by means of telecommunication (telephone, video, or web conferences). The location of in-person JDC meetings will be mutually agreed by the Parties in good faith. Each party shall be responsible for all of its own expenses of participating in JDC meetings.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(d)Minutes. Ziopharm shall be responsible for preparing definitive minutes of each JDC meeting. The chairperson shall circulate a draft of the minutes of each meeting to all members of the JDC for comments within 30 days after such meeting. Such minutes shall provide a description, in reasonable detail, of the discussions at the meeting and shall document all actions and determinations approved by the JDC at such meeting. Without limiting the generality of the foregoing, any amendment or update to the Gorilla Development Plan that is approved at a JDC meeting (including the Gorilla Development Budget therein and, if applicable the Gorilla Agreed Budget), and any pre-clinical or clinical study protocol or any amendment thereto that is approved at a JDC meeting shall be attached to the minutes of such meeting. The Parties shall promptly discuss any comments on such minutes and finalize the minutes no later than the date of the next JDC meeting.
(e)Decision-Making. Subject to Section 5.2(c) and Section 5.3(f) the decisions of the JDC shall be made by unanimous vote, with each party’s representatives on the JDC collectively having one vote. No vote of the JDC may be taken unless at least one of each party’s representatives is present for the vote. Each party shall be responsible for ensuring that, at all times, its representatives on the JDC act reasonably and in good faith in carrying out their respective responsibilities hereunder.
(f)JDC Dispute Resolution. If the JDC cannot reach consensus with regard to any matter within its authority within ten (10) Business Days after such matter has been brought to the JDC’s attention, then such matter shall be referred to the Chief Executive Officer of Precigen and the Chief Executive Officer of Ziopharm, who shall each designate a member of their Party’s Board of Directors, after which the Parties’ Chief Executive Officers and the appointed members from the Parties’ respective Board of Directors shall promptly meet and attempt in good faith to resolve such issue within 30 days from the date upon which such matter is referred to them. In the event that the parties respective executives are unable to resolve such issue within thirty (30) days of the issue being referred to them, then, subject to Section 5.2(c), and 5.3(g), Ziopharm’s representatives on the JDC shall have the final decision making authority.
(g)Limitation on Authority. The JDC shall have only such rights, powers and authority as are expressly delegated to it under this Agreement and the JDC shall not be a substitute for the rights of the Parties hereunder. Notwithstanding any other provision of this Agreement to the contrary, the JDC shall not have any right, power or authority:
(h)to determine any issue in a manner that would conflict with the express terms and conditions of this Agreement; or
(i)to modify or amend the terms and conditions of this Agreement.

ARTICLE 6
COMPENSATION
6.1Annual Licensing Payments. Within five (5) Business Days after the Effective Date and each anniversary of the Effective Date during the Term, Ziopharm shall pay to Precigen an annual license payment of one hundred thousand Dollars ($100,000).
6.2Gorilla IL-12 Products.
(a)Profit and Loss Share in Field (but not the HPV Field).
(i)Profit Share for Gorilla IL-12 Products in Field but outside of the HPV Field. Subject to Section 6.2(a)(ii), the Parties shall share all Operating Profits and all Operating Losses with respect to the Development and Commercialization of each Gorilla IL-12 Product in the Field (but not in the HPV Field, which is addressed in Section 6.2(b)) on the basis of twenty percent (20%) to Precigen and eighty percent (80%) to Ziopharm, provided that Ziopharm shall be entitled to deduct from any amount owed to Precigen under this Section 6.2(a)(i) any amount of Development Credit accrued by Ziopharm (as described in Section 6.2(a)(ii)).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(ii)Development Credit. The Parties agree that Precigen’s obligation to bear twenty percent (20%) of all Operating Losses in respect of the Gorilla IL-12 Program shall not require Precigen to make payments in respect of Gorilla Development Costs in excess of twenty percent (20%) of the amounts set forth in any agreed Gorilla Development Budget, or, if the Parties cannot agree on the Gorilla Development Budget, the Gorilla Agreed Budget. However, in the event that the Gorilla Development Costs exceed such agreed amounts, Ziopharm shall be entitled to deduct from any payment of Precigen’s share of any Operating Profits pursuant to Section 6.2(a)(i) an amount equal to [*****] percent ([*****]%) of the difference between the amount set forth in the agreed Gorilla Development Budget or, if applicable, the Gorilla Agreed Budget and the Gorilla Development Costs actually incurred (such amounts the “Development Credit”). For clarity, Ziopharm may carry over any Development Credits that accrue in any calendar quarter to any subsequent calendar quarter.
(b)Profit Share for Gorilla IL-12 Products in HPV Field. Precigen will have the right commencing on the Effective Date to receive from Ziopharm fifty percent (50%) of all Operating Profits (if any) with respect to the Commercialization of each Gorilla IL-12 Product in the HPV Field. For the avoidance of doubt, with respect to any calendar quarter for which Ziopharm reports an Operating Loss with respect to Gorilla IL-12 Products in the HPV Field, Ziopharm will bear all of such Operating Losses.
(c)Profit Share Payments. Any amounts owed by Precigen pursuant to Section 6.2(a)(i) or Section 6.2(b) shall be payable in accordance with Section 6.5(g).
(d)Historical Costs. In consideration for historical costs incurred by or on behalf of Precigen and its Affiliates associated with historical development efforts directed to Gorilla IL-12 Products, Ziopharm shall pay to Precigen a total of one million dollars ($1,000,000) to cover historical expenses including out of pocket expenses and internal FTE costs, payable in calendar quarterly installments, as follows: within fifteen (15) days following each of (i) December 31, 2018, (ii) March 31, 2019, (iii) June 30, 2019 and (iv) September 30, 2019, Precigen shall issue an invoice to Ziopharm for two hundred and fifty thousand dollars ($250,000), which Ziopharm shall pay the undisputed amounts set forth on each invoice within thirty (30) days following Ziopharm’s receipt thereof. Precigen shall provide Ziopharm with documented evidence of such historical expenses thirty (30) days prior to the first required payment hereunder.
6.3Development Milestone Payments. On an Exclusive Program-by-Exclusive Program basis, Ziopharm shall notify Precigen within thirty (30) days after the first achievement by Ziopharm or its Affiliates of the following development milestone events for each Exclusive Program. Thereafter, Precigen shall invoice Ziopharm for the corresponding milestone payment, and Ziopharm shall pay each such invoice within thirty (30) days after receipt thereof. No milestone payments shall be due pursuant to this Section 6.2 as a result of achievement of any milestone event by a Sublicensee.

Development Milestone Event	Milestone Payment
Initiation of the first [*****] Clinical Trial	[*****] Dollars ($[*****])
First Regulatory Approval in [*****]	[*****] Dollars ($[*****])
First Regulatory Approval by [*****]	[*****] Dollars ($[*****])
First Regulatory Approval in [*****]	[*****] Dollars ($[*****])
Total	Fifty-two million five hundred thousand Dollars ($52,500,000)

Each milestone payment is payable one time only for each Exclusive Program, regardless of the number of times the corresponding event is achieved by an Exclusive Product in each Exclusive Program and regardless of the number of Exclusive Products in each Exclusive Program to achieve such event. Under no circumstances shall Ziopharm be obligated to pay Precigen more than fifty-two million five hundred thousand Dollars ($52,500,000) pursuant to this Section 6.2 for each Exclusive Program or more than [*****]Dollars ($[*****]) in total for all four Exclusive Programs under this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

6.4Sublicensing Income. Ziopharm shall pay to Precigen twenty percent (20%) of all Sublicensing Income received by Ziopharm from each Sublicensee in accordance with Section 6.5(g).
6.5Ziopharm Royalties on Licensed Products.
(a)Exclusive Royalty-Bearing Products. Subject to Section 6.5(d) and Section 6.5(e) on an Exclusive Royalty-Bearing Product-by-Exclusive Royalty-Bearing Product basis, Ziopharm shall pay to Precigen royalties on aggregate annual Net Sales of all Exclusive Royalty-Bearing Products sold by Ziopharm or its Affiliates in the Field in the Territory during the applicable Royalty Term, as calculated by multiplying the applicable royalty rate by the corresponding amount of incremental Net Sales of each Exclusive Royalty-Bearing Product in the Field in the Territory in each calendar year.

Royalty Tier	Annual Net Sales of each Exclusive Royalty-Bearing Product in the Territory	Royalty Rate
1	For that portion of annual aggregate Net Sales of each Exclusive Royalty-Bearing Product less than or equal to [*****] Dollars ($[*****])	[*****]%
2	For that portion of annual aggregate Net Sales of Exclusive Royalty-Bearing Product greater than [*****] Dollars ($[*****]) and less than or equal to [*****] Dollars ($[*****])	[*****]%
3	For that portion of annual aggregate Net Sales of Exclusive Royalty-Bearing Product greater than [*****] Dollars ($[*****])	[*****]%

For example, if aggregate annual Net Sales of a particular Exclusive Royalty-Bearing Product in the Field in the Territory is $1.3 billion in a particular calendar year and aggregate annual Net Sales of a different Exclusive Royalty-Bearing Product in the Field in the Territory is $200 million in the same calendar year, then royalties payable by Ziopharm equal ([*****]% of $[*****]) + ([*****]% of $[*****]) + ([*****]% of $[*****]) + ([*****]% of $[*****]) = $[*****]. For clarity, Net Sales of an Exclusive Royalty-Bearing Product in all indications shall be grouped together for the purpose of determining royalties owed under this Section 6.5(a).
(b)Non-Exclusive Products and TCR Products. Subject to Section 6.5(d) and Section 6.5(e), on a Licensed Product-by-Licensed Product basis, Ziopharm shall pay to Precigen royalties on aggregate annual Net Sales of all Non-Exclusive Products and TCR Products sold by Ziopharm or its Affiliates in the Field in the Territory during the applicable Royalty Term, as calculated by multiplying the applicable royalty rate by the corresponding amount of incremental Net Sales of each Non-Exclusive Product and TCR Product in the Field in the Territory in each calendar year.

Royalty Tier	Annual Net Sales of each Non-Exclusive Product and TCR Product in the Territory	Royalty Rate
1	For that portion of annual aggregate Net Sales of each Non-Exclusive Product and TCR Product less than or equal to [*****] Dollars ($[*****])	[*****]%
2	For that portion of annual aggregate Net Sales of each Non-Exclusive Product and TCR Product greater than [*****] Dollars ($[*****])and less than or equal to [*****] Dollars ($[*****])	[*****]%
3	For that portion of annual aggregate Net Sales of each Non-Exclusive Product and TCR Product greater than [*****] Dollars ($[*****])	[*****]%

For example, if aggregate annual Net Sales of a particular Non-Exclusive Product or TCR Product in the Field in the Territory is $1.3 billion in a particular calendar year and annual Net Sales of a different Non-Exclusive Product or TCR Product in the Field in the Territory is $200 million in the same calendar year, then royalties payable by Ziopharm equal ([*****]% of $[*****]) + ([*****]% of $[*****]) + ([*****]%

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

of $[*****]) + ([*****]% of $[*****]) = $[*****]. For clarity, Net Sales of a particular Non-Exclusive Product or Net Sales of a particular TCR Product, as applicable, in all indications shall be grouped together for the purpose of determining royalties owed under this Section 6.5(b).
(c)Royalty Term. Ziopharm shall pay royalties under this Section 6.5, on a country-by-country and Licensed Product-by-Licensed Product basis, on Net Sales during the period of time beginning on the First Commercial Sale of such Licensed Product in such country and continuing until the later of: (i) the expiration or abandonment of the last-to-expire Valid Claim in such country Covering such Licensed Product (a “Covering Claim” in such country for such Licensed Product) and (ii) twelve (12) years after the First Commercial Sale of such Licensed Product in such country (the “Royalty Term”).
(d)TCR Product Royalty Cap. The total payments owed by Ziopharm under Section 6.5(b) as a result of Net Sales of TCR Products combined shall not exceed one hundred million Dollars ($100,000,000).
(e)Covering Claim Reduction. The royalty rates set forth in Section 6.5(a) and Section 6.5(b) applicable to the Net Sales of any Licensed Product in any country will be reduced by [*****] percent ([*****]%) during any period of the Royalty Term when there exists no Covering Claim for such Licensed Product in such country and there is no Regulatory Exclusivity for such Licensed Product in such country.
(f)Reserved
(g)Reports and Payments. Within [*****] ([*****]) days after the end of each calendar quarter during the Royalty Term, Ziopharm shall (i) deliver to Precigen a statement, on a country-by-country and Licensed Product-by-Licensed Product basis, of the amount of Sublicensing Income received during such calendar quarter and gross sales and Net Sales of Licensed Products during the applicable calendar quarter and a calculation of the amount of royalty payment due on such sales for such calendar quarter; and (ii) pay all royalty payments, Sublicensing Income payments and Makeup Payments due to Precigen for such calendar quarter. In addition, with respect to any payments owed on account of Gorilla IL-12 Products, along with the royalty report, Ziopharm shall provide Precigen with a reasonably detailed statement of its Development Costs and a reasonably detailed statement of its Commercialization Costs (or in each case an estimate of any portions thereof where actuals are not known as of such time) for each Gorilla IL-12 Product as well as the a summary of the total Received Amounts allocable to such Gorilla IL-12 Product in such calendar quarter and the total amount owed to or payable by Precigen on account thereof, including whether any Development Credits were generated during such quarter or applied to amounts payable in such calendar quarter and whether any remaining Development Credits exist. Any net payment owed from Ziopharm to Precigen in respect of Operating Profits shall be paid within [*****] ([*****]) days following the delivery of the profit sharing report (i.e. within [*****] ([*****]) days after the end of the calendar quarter). The undisputed portion of any net payment owed from Precigen to Ziopharm in respect of Operating Loss shall be paid within [*****] ([*****]) days following the delivery of the profit sharing report.
6.6Precigen Licensing Income and Royalties on CAR-T Products.
(a)Precigen Licensing Income. Subject to Section 6.6(c) and Section 6.6(d), in the event Precigen grants a CAR-T License to one or more licensees, Precigen shall pay to Ziopharm [*****] percent ([*****]%) of all Licensing Income received by Precigen from such licensee in accordance with Section 6.6(f).
(b)CAR-T Royalties. Subject to Section 6.6(c) and Section 6.6(d), Precigen shall pay to Ziopharm a [*****] percent ([*****]%) royalty on Net Sales of all CAR-T Products sold by Precigen or its Affiliates for use in Oncology in the Territory during the applicable CAR-T Royalty Term.
(c)CAR-T Cap. Subject to Section 6.6(d), the total payments owed by Precigen under Section 6.6(a) and Section 6.6(b) combined shall not exceed one hundred million Dollars ($100,000,000) (the “CAR-T Cap”).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(d)CAR-T Royalty Reduction and CAR-T Cap Reduction. In the event Precigen or its Affiliates are obligated to [*****], then the royalty rate pursuant to Section 6.6(a) shall be reduced to [*****] percent ([*****]%) and the CAR-T Cap shall be reduced to [*****]Dollars ($[*****]).
(e)CAR-T Royalty Term. Precigen shall pay royalties under this Section 6.6, on a country-by-country and CAR-T Product-by-CAR-T Product basis, on Net Sales during the period of time beginning on the First Commercial Sale of such CAR-T Product in such country and continuing until the later of: (i) the expiration or abandonment of the last-to-expire Valid Claim in such country Covering such CAR-T Product and (ii) twelve (12) years after the First Commercial Sale of such CAR-T Product in such country (the “CAR-T Royalty Term”).
(f)Reports and Payments. Within [*****] ([*****]) days after the end of each calendar quarter during the Royalty Term or during the term of any CAR-T License, Precigen shall (i) deliver to Ziopharm a statement, on a country-by-country and CAR-T Product-by-CAR-T Product basis, of the amount of Licensing Income received during such calendar quarter and gross sales and Net Sales of CAR-T Products during the applicable calendar quarter and a calculation of the amount of royalty payment due on such sales for such calendar quarter; and (ii) pay all royalty payments, Licensing Income payments and Makeup Payments due to Ziopharm for such calendar quarter.
6.7Payments under Merck Agreement. Ziopharm shall remain responsible for all payments owed to Merck under Section 4.5(e) of the Merck Agreement as a result of Ziopharm’s, its Affiliates’ or Sublicensees’ exploitation of CAR-T Products. Precigen shall remain responsible for all payments owed to Merck under Section 4.5(e) of the Merck Agreement as a result of Precigen’s, its Affiliates or licensees’ exploitation of CAR-T Products. Notwithstanding the foregoing, in the event that one Party (the “Overpaying Party”) pays more than fifty percent (50%) of the One-Time Intrexon Program Option Fee (as defined under the Merck Agreement), then the other Party (the “Underpaying Party”) shall pay the Overpaying Party [*****]percent ([*****]%) of all Net Sales of Licensed Products (in the case of Ziopharm as the Underpaying Party) or CAR-T Products (in the case of Precigen as the Underpaying Party), as applicable, (such makeup payments, the “Makeup Payments”) until the total of the payments towards the One-Time Intrexon Program Option Fee made by the Underpaying Party pursuant to the Merck Agreement plus the Makeup Payments equals fifty percent (50%) of the One-Time Intrexon Program Option Fee.
6.8Foreign Exchange. The rate of exchange to be used in computing the amount of currency equivalent in Dollars of Net Sales invoiced in other currencies shall be the applicable spot exchange rate sourced from Reuters/Bloomberg, or such other source agreed to by both Parties.
6.9Manner and Place of Payment. All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by the Party receiving the payment.
6.10Records; Audits. Ziopharm and its Affiliates will maintain complete and accurate records in reasonably sufficient detail to permit Precigen to confirm the accuracy of (a) the calculation of Operating Profits (or Loss) under Section 6.2 (including any Development Credits accrued with respect thereto), (b) the Sublicensing Income payments under Section 6.4, (c) the calculation of royalty payments under Section 6.5 and (d) the calculation of any Makeup Payments under Section 6.7. Precigen and its Affiliates will maintain complete and accurate records in reasonably sufficient detail to permit Ziopharm to confirm the accuracy of (i) the calculation of Development Costs or Operating Profits (or Loss) under Section 6.2, (ii) the Licensing Income payments under Section 6.6(a), (iii) the calculation of royalty payments under Section 6.6(b) and (iv) the calculation of any Makeup Payments under Section 6.7. Upon reasonable prior notice, such records shall be available during regular business hours for a period of three (3) years from the end of the calendar year to which they pertain for examination, not more often than once each calendar year, by an independent certified public accountant selected by the auditing Party and reasonably acceptable to the audited Party, for the sole purpose of verifying the accuracy of the financial reports furnished by the other Party

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

pursuant to this Agreement. Any such auditor shall enter into a confidentiality agreement with the audited Party and shall not disclose the audited Party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by the audited Party or the amount of payments due by one Party to the other Party under this Agreement. Any amounts shown to be owed but unpaid shall be paid, and any amounts showed to be overpaid will be refunded, within forty-five (45) days from the accountant’s report. The auditing Party shall bear the full cost of such audit unless such audit discloses an underpayment or overcharge by the audited Party of more than [*****] percent ([*****]%) of the amount due, in which case the audited Party shall bear the full cost of such audit.
6.11Taxes.
(a)Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement.
(b)Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of annual licensing payments, royalties, milestone payments, licensing income payments and other payments made by either Party under this Agreement. To the extent either Party is required to deduct and withhold taxes on any payment to the other Party, the paying Party shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to the other Party an official tax certificate or other evidence of such withholding sufficient to enable the other Party to claim such payment of taxes. The other Party shall provide the paying Party any tax forms that may be reasonably necessary in order for the paying Party not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax. To the extent any such amounts are so deducted or withheld, and paid over to the appropriate Governmental Authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

ARTICLE 7
INTELLECTUAL PROPERTY MATTERS
7.1Ownership of Inventions.
(a)Activities by Ziopharm. Unless provided for otherwise herein, Ziopharm shall own all Information and inventions, whether or not patentable, made in the course of Ziopharm’s Research, Development, manufacture and Commercialization of Licensed Products after the Effective Date.
(b)Gorilla IL-12 Program Inventions. All Information and inventions, whether or not patentable, made in the course of Ziopharm’s performance of activities under the Gorilla Development Plan, including all intellectual property rights therein (collectively, “Gorilla Inventions”) and all Patents claiming Gorilla Inventions (“Gorilla Patents”) shall be solely and exclusively owned by Ziopharm, if made (i) solely by employees, agents, or independent contractors of Ziopharm or (ii) (A) solely by employees, agents, or independent contractors of Precigen or (B) jointly by employees, agents or independent contractors of each Party (in each case of (A) and (B), with Precigen’s involvement being limited to participation at JDC meetings) (such Gorilla Inventions under (i) and (ii), the “Ziopharm Gorilla Inventions” and such Gorilla Patents under (i) and (ii), the “Ziopharm Gorilla Patents”). Precigen hereby assigns to Ziopharm any and all right, title and interest it may have in any Ziopharm Gorilla Inventions, and agrees to take such further actions reasonably requested by Ziopharm to evidence such assignment. Precigen will require all of its employees,

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

consultants agents and contractors, and will cause its Affiliates and subcontractors to require all of their employees, consultants agents and contractors to assign all Ziopharm Gorilla Inventions that are conceived, generated or otherwise made by such employees, consultants agents and contractors to it, respectively, for further assignment according to the ownership principles described in this Section 7.1(b).
(c)Transition Services Inventions. Any Information and inventions, whether or not patentable that Precigen or its Affiliates may solely or jointly conceive, develop or reduce to practice, or cause to be conceived, developed or reduced to practice, in the performance of the Transition Services (including the use or manufacture thereof), including any and all intellectual property rights (including moral rights) inherent therein and appurtenant thereto, (collectively, “Service Inventions”), shall be solely and exclusively owned by Precigen. Precigen hereby grants to Ziopharm under any all right, title and interest it may have in any Service Inventions to Ziopharm solely for practice of any or all of the rights granted to Ziopharm in Section 2.1(a) and Section 2.1(b). Precigen will ensure that all individuals providing Transition Services have or will prior to providing any Transition Service enter into an inventions assignment agreement whereby, to the fullest extent permitted under applicable Law, all such Service Inventions are assigned to Precigen.
(d)Ziopharm Veledimex Alterations. Precigen shall own all Ziopharm Veledimex Alterations, whether or not patentable, made in the course of Ziopharm’s Research, Development, manufacture and Commercialization of Licensed Products after the Effective Date. Ziopharm hereby assigns to Precigen any and all right, title and interest it may have in any Ziopharm Veledimex Alterations, and agrees to take such further actions reasonably requested by Precigen to evidence such assignment. Ziopharm will require all of its employees, consultants agents and contractors, and will cause its Affiliates and subcontractors to require all of their employees, consultants agents and contractors to assign all Ziopharm Veledimex Alterations that are conceived, generated or otherwise made by such employees, consultants agents and contractors to it, respectively, for further assignment according to the ownership principles described in this Section 7.1(d). For clarity, any Ziopharm Veledimex Alterations are part of the Licensed Intellectual Property and are within the scope of the license to Ziopharm set forth in Section 2.1.
7.2Inventorship Procedure. Inventorship shall be determined in accordance with U.S. patent laws. All such determinations shall be documented to ensure that any divisional or continuation patent applications reflect appropriate inventorship.
7.3Disclosure of Inventions. Precigen shall promptly disclose to Ziopharm all Service Inventions.
7.4Prosecution of Licensed Patents.
(a)Generally. Subject to Section 7.4(b), as between the Parties, Precigen shall have the right, but not the obligation, to prepare, file, prosecute and maintain the Licensed Patents in the Territory. As between the Parties, Precigen shall bear all costs incurred by Precigen in connection with the preparation, filing, prosecution or maintenance of any Licensed Patent. Precigen shall consult with Ziopharm and keep Ziopharm reasonably informed of the status of the Licensed Patents and shall promptly provide Ziopharm with copies of all material correspondence received from any patent authority in connection therewith to the extent not publicly available. In addition, Precigen shall timely provide Ziopharm with drafts of all proposed filings and correspondence to any patent authority with respect to the Licensed Patents in the Field for Ziopharm’s review and comment prior to the submission of such proposed filings and correspondence. Precigen shall confer with Ziopharm and incorporate Ziopharm’s comments prior to submitting such filings and correspondence, provided, that Ziopharm’s comments do not require Precigen to take any action in connection with the Licensed Patents that could reasonably be expected to adversely affect Precigen’s or its Affiliate’s Development or Commercialization of (i) products (other than Licensed Products) claimed by such Licensed Patent inside or outside the Field in the Territory or (ii) Licensed Products claimed by such Licensed Patent outside the Field in the Territory (a “Precigen Impact Situation”). If in either Party’s

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

opinion, a Precigen Impact Situation could arise, such Party will promptly notify the other Party and the Parties shall discuss in good faith. Precigen shall have final decision authority with respect to whether or not to incorporate such comments.
(b)New Patent Applications. Notwithstanding Section 7.4(a), if after consultation with Ziopharm, Precigen agrees that a new patent application (including, with respect to Sleeping Beauty Intellectual Property, a divisional application) should be filed based on the Licensed Know-How, such patent applications shall be deemed Licensed Patents subject to further prosecution and maintenance in accordance with Section 7.4(a). Precigen shall reasonably consult with Ziopharm regarding the drafting and filing of such new patent applications and shall reasonably consider any comments provided by Ziopharm related thereto. For the avoidance of doubt, Precigen shall have authority with respect to such new patent applications (or divisional application) filing, prosecution and maintenance decisions in accordance with Section 7.4(a).
(c)Abandonment. If Precigen decides anywhere in the Territory to abandon any Licensed Patent, Ziopharm may assume Precigen’s rights and responsibilities under this Section 7.4 with respect to such Licensed Patent, and in connection with assuming such rights and responsibilities, Ziopharm may apply for any extension (including a supplementary protection certificate or equivalent thereof) and Ziopharm will thereafter be responsible for the prosecution and maintenance of such Licensed Patent in the Territory.
(d)Cooperation. Each Party shall provide the other Party all reasonable assistance and cooperation, at the other Party’s request and expense, in the patent prosecution efforts provide above in this Section 7.4, including providing any necessary powers of attorney, executing any other required documents or instruments for such prosecution, and making its personnel with appropriate scientific expertise available to assist in such efforts.
7.5Enforcement of Licensed Patents.
(a)Notification. If either Party becomes aware of (i) any existing or threatened infringement of the Licensed Patents in the Field in the Territory (including the filing of an ANDA under Section 505(j) of the FD&C Act or an application under Section 505(b)(2) of the FD&C Act naming a Licensed Product as a reference listed drug and including a certification under Section 505(j)(2)(A)(vii)(IV) or 505(b)(2)(A)(IV), respectively), or (ii) a declaratory judgment action against any Licensed Patent in the Territory in connection with any infringement described in clause (i) (each of (i) and (ii), a “Patent Infringement”), it shall promptly notify the other Party in writing to that effect, and the Parties will consult with each other regarding any actions to be taken with respect to such Patent Infringement.
(b)Enforcement Rights. For any Patent Infringement, each Party shall share with the other Party all Information available to it regarding such actual or alleged infringement. With respect to any Patent Infringement with a product that competes with an Exclusive Product in the Field (a “Product Infringement”), Ziopharm shall have the first right, but not the obligation, to bring an appropriate suit or take other action against any person or entity engaged in, or to defend against, such Product Infringement, at Ziopharm’s cost and expense. Ziopharm shall not settle any such suit or action in any manner that would reasonably be expected to (i) create a Precigen Impact Situation anywhere in the Territory, (ii) require Precigen to incur any liability or (iii) require Precigen to make any payments, in each case without the prior written consent of Precigen. If Ziopharm does not, within one hundred eighty (180) days after its receipt or delivery of notice under Section 7.5(a), commence a suit to enforce the Licensed Patents against such Product Infringement, take other action to terminate such Product Infringement or initiate a defense against such Product Infringement, Precigen shall have the right, but not the obligation, to commence such a suit or take such an action or defend against such Product Infringement in the Territory at its own cost and expense. In such event, Ziopharm shall take appropriate actions in order to enable Precigen to commence a suit or take the actions set forth in the preceding sentence. Precigen shall not settle any such suit or action in any manner that would reasonably be expected to adversely affect Ziopharm’s Development or Commercialization of

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exclusive Products in the Field in the Territory or the scope of Ziopharm’s license under Section 2.1(a) or Section 2.1(b) anywhere in the Territory without the prior written consent of Ziopharm.
(c)Collaboration. Each Party shall provide to the enforcing Party reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by applicable Laws to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts and shall reasonably consider the other Party’s comments on any such efforts. The non-enforcing Party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the enforcing Party.
(d)Expenses and Recoveries. The Party bringing or defending a claim, suit or action under Section 7.5(b) shall be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages in such claim, suit or action, such recovery shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation, and any remaining amounts shall be allocated as follows: (i) if Ziopharm is the enforcing or defending Party, the remaining amounts will be retained by Ziopharm, except that all such amounts shall be attributable to lost sales of Licensed Products shall be included in Net Sales subject to the royalty payment by Ziopharm to Precigen pursuant to Section 6.5(a) or Section 6.5(b), as applicable, and (ii) if Precigen is the enforcing or defending Party, Precigen shall retain all amounts.
7.6Orange Book Listing.  Upon a Party’s receipt of a notice of allowance (or equivalent) of an applicable Licensed Patent, Precigen shall promptly provide Ziopharm with all information reasonably required by Ziopharm to list such Licensed Patent in the Orange Book maintained by the FDA or similar or equivalent patent listing source, if any, in other countries in the Territory. Ziopharm shall have the sole right to determine which Licensed Patent or other Patent shall be included in the Orange Book for Licensed Products.
7.7Patent Term Extensions. Precigen will cooperate with Ziopharm, at Ziopharm’s request, in seeking and obtaining patent term extensions (including any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to any Exclusive Royalty-Bearing Products. If elections with respect to obtaining such patent term extensions are to be made, Ziopharm shall have the sole right to make such elections.
7.8Personnel Obligations. Prior to beginning work under this Agreement relating to any Development of a Licensed Product, or conducting any Gorilla Development Activities or Transition Services, each employee, agent or independent contractor of both Parties and their Affiliates shall be bound by invention assignment obligations that are consistent with the obligations of each Party in this Article 7, including: (a) promptly reporting any invention, discovery, process or other intellectual property right; (b) assigning to each Party, as applicable, all of his or her right, title and interest in and to any invention, discovery, process or other intellectual property right; (c) cooperating in the preparation, filing, prosecution, maintenance and enforcement of any Patent; (d) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement; and (e) complying with obligations of confidentiality and non-use consistent with those contained in this Agreement.
7.9Trademarks.
(a)Existing Trademarks. Within thirty (30) days of the Effective Date, the Parties shall enter into a trademark license agreement pursuant to which Precigen shall grant to Ziopharm a non-exclusive license under the Trademarks Controlled by Precigen and its Affiliates as of the Effective Date and set forth on Exhibit G hereto, that relate to the Licensed Intellectual Property or Licensed Products solely to promote, market, sell, offer for sale, import and distribute Licensed Products in the Field in the Territory in accordance with the terms of this Agreement. Ziopharm further agrees that in connection with the Commercialization of any Licensed Products hereunder that incorporate the Switch Intellectual Property, that the origins of any

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

such technology will be properly attributed to Precigen, and Precision hereby grants Ziopharm to make such attributions under any appropriate Trademarks of Precigen. The Parties shall discuss in good faith any Trademark usage describing such Switch Intellectual Property in connection with the Commercialization of any Licensed Products hereunder prior to the use thereof.
(b)New Product Marks. Ziopharm and its Affiliates and Sublicensees shall have the right to brand the Licensed Products in the Territory using any Trademarks it determines appropriate for the Licensed Products, which may vary by country or within a country (the “New Product Marks”), provided that Ziopharm shall not, and shall ensure that its Affiliates and Sublicensees will not, make any use of the trademarks or house marks of Precigen (including Precigen’s corporate name) or any trademark confusingly similar thereto. As between the Parties, Ziopharm shall own all rights in the New Product Marks and shall register and maintain, in its discretion and at its own cost and expense, the New Product Marks in the countries and regions in the Territory that it determines to be appropriate. Ziopharm shall have the sole right, in its discretion and at its expense, to defend and enforce the New Product Marks. Notwithstanding the foregoing, Ziopharm shall not rebrand any portion of the Licensed Intellectual Property that is the subject of a Trademark Controlled by Precigen or its Affiliates as of the Effective Date and set forth on Exhibit G hereto.

ARTICLE 8
REPRESENTATIONS AND WARRANTIES
8.1Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:
(a)Corporate Existence. As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated.
(b)Corporate Power, Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.
(c)No Conflicts. It has not entered into any agreement with any Third Party that is in conflict with the rights granted to any other Party under this Agreement, and has not taken and shall not take any action that would in any way prevent it from granting the rights granted to any other Party under this Agreement, or that would otherwise materially conflict with or adversely affect any other Party’s rights under this Agreement.
8.2Additional Representations and Warranties of Precigen. Precigen represents and warrants and, as applicable, covenants to Ziopharm as follows, as of the Effective Date:
(a)Title; Encumbrances. Precigen has the full and legal rights and authority to license to Ziopharm the Licensed Intellectual Property free and clear from any mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or claims of any kind;
(b)Notice of Infringement. Precigen has not received any written notice or threat from any Third Party asserting or alleging that any Research, manufacture or Development of Licensed Products by Precigen prior to the Effective Date infringed or would infringe the intellectual property rights of such Third Party;
(c)Notice of Misappropriation. Precigen has not received any written notice or threat from any Third Party asserting or alleging that any Research, manufacture or Development of Licensed Products by Precigen prior to the Effective Date misappropriated the intellectual property rights of such Third Party;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(d)Intellectual Property Rights. The Licensed Patents on Exhibit B, includes all intellectual property rights Controlled by Precigen and its Affiliates that are reasonably necessary for the Development and Commercialization of the Human IL-12 Program, Gorilla IL-12 Program (including [*****]) and CD-19 Program in the current state that exists as of the Effective Date by Ziopharm in accordance with the terms of this Agreement;
(e)Third Party Infringement. To Precigen’s knowledge, no Third Party is infringing or has infringed any Licensed Patents or has misappropriated any Licensed Know-How;
(f)No Proceeding. There are no pending, and to Precigen’s knowledge, no threatened, adverse actions, suits or proceedings (including interferences, reissues, reexaminations, cancellations, oppositions, nullity actions, invalidation actions or post-grant reviews) against Precigen or its Affiliates involving the Licensed Intellectual Property or Licensed Products; and
(g)Gorilla Program. The presentation provided by Precigen to Ziopharm, dated September 18, 2018, represents pre-clinical data of the Gorilla IL-12 Construct.
8.3Mutual Covenants.
(a)No Debarment. In the course of the Research and Development by under the Gorilla Development Plan or the Research and Development by Ziopharm of Licensed Products, neither Party shall use any employee or consultant who has been debarred by any Regulatory Authority or, to such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority. Each Party shall notify the other Party promptly upon becoming aware that any of its employees or consultants has been debarred or is the subject of debarment proceedings by any Regulatory Authority.
(b)Compliance. Each Party and its Affiliates shall comply in all material respects with all applicable Laws in the Research, Development and Commercialization of Licensed Products and performance of its obligations under this Agreement, including, to the extent applicable to such Party and its activities hereunder, the statutes, regulations and written directives of the FDA, the EMA and any Regulatory Authority having jurisdiction in the Territory, the FD&C Act, the Prescription Drug Marketing Act, the Federal Health Care Programs Anti-Kickback Law, 42 U.S.C. 1320a-7b(b), the statutes, regulations and written directives of Medicare, Medicaid and all other health care programs, as defined in 42 U.S.C. § 1320a-7b(f), and the Foreign Corrupt Practices Act of 1977, each as may be amended from time to time.
(c)No Conflicts. Each Party shall not enter into any agreement with any Third Party that is in conflict with the rights, licenses and obligations under this Agreement, and has not taken and shall not take any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement.
8.4Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 9
INDEMNIFICATION
9.1Indemnification by Precigen. Precigen shall defend, indemnify, and hold Ziopharm and its Affiliates and their respective officers, directors, employees, and agents (the “Ziopharm Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

as any reasonable attorneys’ fees and costs of litigation incurred by such Ziopharm Indemnitees, resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “Claims”) against such Ziopharm Indemnitee to the extent arising from or based on (a) the Research or Development of the Gorilla IL-12 Products by or on behalf of Precigen or its Affiliates prior to the Effective Date, (b) the Merck Agreement (other than a breach by Ziopharm of any of its obligations under the Merck Agreement), (c) the breach of any of Precigen’s obligations, representations or warranties under this Agreement, or (d) the willful misconduct or negligent acts of Precigen, its Affiliates, or the officers, directors, employees, or agents of Precigen or its Affiliates. The foregoing indemnity obligation shall not apply to the extent that (i) the Ziopharm Indemnitees fail to comply with the indemnification procedures set forth in Section 9.3 and Precigen’s defense of the relevant Claims is prejudiced by such failure, or (ii) any Claim arises from or is based on any activity set forth in Section 9.2(c) or 9.2(d) for which Ziopharm is obligated to indemnify the Precigen Indemnitees under Section 9.2.
9.2Indemnification by Ziopharm. Ziopharm shall defend, indemnify, and hold Precigen, Intrexon and their Affiliates and their respective officers, directors, employees, and agents (the “Precigen Indemnitees”) harmless from and against damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Precigen Indemnitees, resulting from any Claims against such Precigen Indemnitee to the extent arising from or based on (a) the Development or Commercialization of Licensed Products by or on behalf of Ziopharm or its Affiliates or Sublicensees (other than by Precigen), (b) Ziopharm’s breach of any of its obligations under the Merck Agreement, (c) the breach of any of Ziopharm’s obligations, representations or warranties under this Agreement, (d) the willful misconduct or negligent acts of Ziopharm, its Affiliates, or the officers, directors, employees, or agents of Ziopharm or its Affiliates, or (e) Ziopharm’s breach of any Assigned Contracts or the MDACC Research Agreement or 2015 MDACC License, each as amended pursuant to the Agreement. The foregoing indemnity obligation shall not apply to the extent that (i) the Precigen Indemnitees fail to comply with the indemnification procedures set forth in Section 9.3 and Ziopharm’s defense of the relevant Claims is prejudiced by such failure, or (ii) any Claim arises from or is based on any activity set forth in Section 9.1(c) or 9.1(d) for which Precigen is obligated to indemnify the Ziopharm Indemnitees under Section 9.1.
9.3Indemnification Procedures. The Party claiming indemnity under this Section 9.3 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Section 9.3.
9.4Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 9.1 OR 9.2 OR DAMAGES AVAILABLE FOR BREACH OF ARTICLE 10.
9.5Insurance. Each Party shall procure and maintain insurance, including product liability insurance, consistent with normal business practices of prudent companies similarly situated at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold by such Party and for the three (3) year period thereafter. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Section 9.5. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least thirty (30) days prior to the cancellation or non‑renewal of such insurance.

ARTICLE 10
CONFIDENTIALITY
10.1Confidentiality. Each Party agrees that, during the Term and for a period of ten (10) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party pursuant to this Agreement, except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties; provided, however, that any Confidential Information that is considered a “trade secret” shall remain subject to the confidentiality provisions herein for so long as such Confidential Information maintains its “trade secret” status. The foregoing confidentiality and non-use obligations shall not apply to any portion of the other Party’s Confidential Information that the receiving Party can demonstrate by competent written proof:
(a)was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;
(b)was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
(c)became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;
(d)was disclosed to the receiving Party or its Affiliate by a Third Party who has a legal right to make such disclosure and who did not obtain such information directly or indirectly from the other Party; or
(e)was independently discovered or developed by the receiving Party or its Affiliate without access to or aid, application or use of the other Party’s Confidential Information, as evidenced by a contemporaneous writing.
10.2Authorized Disclosure. Notwithstanding the obligations set forth in Section 10.1, a Party may disclose the other Party’s Confidential Information and the terms of this Agreement to the extent such disclosure is reasonable necessary in the following instances:
(a)filing, prosecuting, or maintaining Patents as permitted by this Agreement;
(b)prosecuting or defending litigation as permitted by this Agreement;
(c)disclosure to its and its Affiliates’ employees, agents, consultants and contractors, on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights under this

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Agreement; provided that in each case, the disclosees are bound by written obligations of confidentiality and non-use consistent with those contained in this Agreement; or
(d)disclosure to potential and actual: investors, acquirors (of part or all of the shares and/or assets of a Party or an Affiliate), collaborators, licensors, licensees and sublicensees and other financial or commercial partners, solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, collaboration, license or sublicense; provided that in each case, the discloses are bound by written obligations of confidentiality and non-use consistent with those contained in this Agreement (provided that the term of such obligations may be shorter); or
(e)to comply with applicable Laws, including regulations promulgated by applicable security exchanges, court order, administrative subpoena or order; provided that the Party subject to such Laws shall promptly notify the other Party of such required disclosure and shall use reasonable efforts to obtain, or to assist the other Party in obtaining, a protective order preventing or limiting the required disclosure.
Notwithstanding the foregoing, if a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 10.2(e), such Party shall notify the other Party of such required disclosure as far in advance as reasonably practicable (and in no event less than fifteen (15) Business Days prior to the anticipated date of disclosure) to provide the non-disclosing Party opportunity to review and comment upon the disclosure.
10.3Technical Publication. Neither party may publish peer reviewed manuscripts, or provide other forms of public disclosure including abstracts and presentations, of results of studies carried out under the Gorilla Development Plan, or pertaining to an Exclusive Royalty-Bearing Products, without the prior written consent of the other Party. Precigen or Ziopharm will submit the manuscript of any proposed publication to respective parties at least sixty (60) calendar days before publication, and Precigen or Ziopharm shall have the right to review and comment upon the publication in order to protect either Party’s Confidential Information. Upon either Party’s request, publication may be delayed up to sixty (60) additional calendar days to enable Precigen or Ziopharm to secure adequate intellectual property protection of either Party’s Confidential Information that would otherwise be affected by the publication. Upon request, Confidential Information shall be removed from the publication unless (i) inclusion of such information is required to satisfy disclosure or reporting obligations, or (ii) such information does not relate only to Exclusive Royalty-Bearing Products and does not relate to Accessory Material Agents.
10.4Publicity; Terms of Agreement.
(a)The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 10.4 or Section 10.2. In addition, a Party may disclose such terms to the extent reasonably necessary to be disclosed to any bona fide potential or actual investor, acquiror or merger partner for the sole purpose of evaluating an actual or potential investment, acquisition or merger; provided that in connection with such disclosure, such Party shall inform each disclosee of the confidential nature of such Confidential Information and ensure that each such disclosee is contractually obligated to treat such Confidential Information as confidential.
(b)On or as promptly as possible following the Effective Date, the Parties agree to issue a joint press release substantially in a form agreed by the Parties as set forth in Exhibit D (the “Joint Press Release”). Except for the Joint Press Release and the talking points agreed by the parties for use in connection with investor relations, earning calls and the like, neither Party shall make any public announcements concerning the material terms of this Agreement without the other Party’s prior written consent. Each such press release shall contain appropriate references to the other Party if so requested. A Party commenting on such a proposed press release shall provide its comments, if any, within three (3) Business Days after receiving the press release for review. Neither Party shall be required to seek the permission of the other Party to repeat

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

any information that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 10.4(b), provided such information remains accurate as of such time.
(c)The Parties acknowledge that either or both Parties may be obligated to file under applicable Laws a copy of this Agreement with the U.S. Securities and Exchange Commission or other Governmental Authorities. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s reasonable comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed.

ARTICLE 11
TERM AND TERMINATION
11.1Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 11 shall remain in effect on a Licensed Product-by-Licensed Product and country-by-country basis, until the expiration of the Royalty Term of such Licensed Product in such country (the “Term”). Upon the expiration of the Royalty Term for a Licensed Product in a particular country, the licenses granted by Precigen to Ziopharm under Section 2.1(a), Section 2.1(b) and Section 7.9(a) with respect to such Licensed Product and related Trademarks and such country shall become fully-paid, royalty free and irrevocable.
11.2Unilateral Termination by Ziopharm. Ziopharm may terminate this Agreement, on a country-by-country or Program-by-Program basis or in its entirety, for any or no reason upon ninety (90) days’ written notice to Precigen.
11.3Termination by Either Party for Breach.
(a)Breach. Subject to Section 11.3(b), each Party shall have the right to terminate this Agreement upon written notice to the other Party if such other Party materially breaches its obligations under this Agreement and, after receiving written notice from the non-breaching Party identifying such material breach in reasonable detail, fails to cure such material breach within sixty (60) days from the date of such notice; provided that if such breach is not reasonably capable of cure within such sixty (60)-day period, the breaching Party may submit a reasonable cure plan prior to the end of such sixty (60)-day period, in which case the other Party shall not have the right to terminate this Agreement for so long as the breaching Party is using Commercially Reasonable Efforts to implement such cure plan.
(b)Disputed Breach. If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 11.3(a), and such alleged breaching Party provides the other Party notice of such dispute within such sixty (60)-day period, then the non-breaching Party shall not have the right to terminate this Agreement under Section 11.3(a) unless and until the arbitrators, in accordance with Section 12.2, has determined that the alleged breaching Party has materially breached the Agreement and that such Party fails to cure such breach within sixty (60) days following such arbitrators’ decision. During the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder. Except with respect to breaches of payment obligations, the Parties agree that a breach with respect to a Licensed Product shall not itself be deemed to be a breach with respect to other Licensed Products and any termination of this Agreement shall be limited to the Licensed Product or Licensed Products

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

for which a Party breached its obligations hereunder. Nothing in this Section 11.3 shall limit a Party’s ability to seek remedies available under this Agreement in law or equity.
11.4Effect of Termination. Upon any termination (but not expiration) of this Agreement, with respect to one or more countries, one or more Programs, or in its entirety, all licenses granted to Ziopharm under this Agreement shall terminate for the applicable terminated countries or applicable Programs (or, if this Agreement is terminated in its entirety, for the Territory), and the following shall apply:
(a)Assignment and License of Exclusive Product Patents. Unless the termination was by Ziopharm pursuant to Section 11.3, Ziopharm shall assign to Precigen all of Ziopharm’s right, title, and interest in and to any Patents owned by Ziopharm to the extent solely and exclusively Covering the Exclusive Products for use in the Field. In the event Ziopharm owns or Controls Patents that Cover the Exclusive Products for use in the Field and other compounds technologies or uses for the Exclusive Products outside of the Field, then Ziopharm shall not assign such Patents to Precigen, but shall, and hereby does, grant to Precigen an exclusive, irrevocable, royalty-free license to use such Patents solely to Develop and Commercialize such Exclusive Products for use in the Field in the form that such Exclusive Products exist as of the effective date of termination (such Exclusive Products, the “Terminated Products”). The assignments and licenses granted to Precigen pursuant to this Section 11.4(a) are subject to Precigen paying Ziopharm royalties on the Net Sales (as such term is modified to apply to sales by Precigen, its Affiliates and sublicensees) of all Terminated Products in the Field at a rate of [*****] percent ([*****]%), provided that once the cumulative royalties for all Terminated Products paid by Precigen pursuant to this Section 11.4(a) equal [*****] percent ([*****]%) of Ziopharm’s reasonable documented costs and expenses incurred in the Research, Development, manufacture and Commercialization of Terminated Products during the Term up to the termination date with respect to such Terminated Products. Such royalty payments pursuant to this Section 11.4(a) shall be paid on a Terminated Product-by-Terminated Product and country-by-country basis from the First Commercial Sale of such Terminated Product in such country until the later of (i) the expiration of the last to expire Valid Claim (as such term is modified to apply to the Patents assigned or licensed to Precigen) in such country that Covers such Terminated Product (or any intermediate or component thereof) and (ii) twelve (12) years after the First Commercial Sale of such Terminated Product in such country. Provided such Termination is not due to breach by Ziopharm under this Agreement.
(b)Negotiation Right. In addition, Ziopharm shall negotiate in good faith with Precigen, and shall assist Precigen in any good faith negotiations with applicable Third Parties, to permit Precigen the opportunity to obtain license to any Patents owned by Ziopharm or Third Parties Covering the Exclusive Products but that was not assigned or licensed to Precigen pursuant to Section 11.4(a), in which case the Parties may enter into a separate agreement or an amendment to this Agreement to reflect any such agreed terms.
11.5Survival. Termination or expiration of this Agreement shall not affect any rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration. Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this Agreement: Articles 1 (to the extent definitions are used in the following sections or portions thereof), 9, 10, 12, and 14 (other than Section 14.5) and individual Sections: 2.7, 3.2 (solely with respect to any rights that have accrued prior to expiration or termination), 3.3 (with respect to Ziopharm’s responsibility under the Merck Agreement), 3.4, 4.5(b) (with respect to Transition Services properly performed prior to the effective date of termination or expiration), 6.2 (solely to the extent required to make final reconciliations on Operating Profits (or Losses) incurred prior to expiration or termination), 6.4 (solely with respect to Sublicensing Income received prior to the effective date of termination or expiration), 6.5 (solely to the extent required to make final reconciliations on Net Sales of Exclusive Royalty-Bearing Products achieved prior to expiration or termination), 6.7 (solely to the extent required to make final reconciliations of amounts owed prior to the effective date of termination or expiration), 6.8-6.11 (solely as applicable to payments made

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

following termination or expiration), 7.1, 7.2, 8.4, 11.1, 11.4 and 11.5. If this Agreement is terminated with respect to a given Licensed Product, but not in its entirety, then following such termination the foregoing provisions of this Agreement shall remain in effect with respect to the Licensed Product(s) for which the termination is applicable (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety) and all provisions not surviving in accordance with the foregoing shall terminate with respect to the relevant Licensed Product for which the termination applies, as applicable, upon the effective date of termination thereof.

ARTICLE 12
DISPUTE RESOLUTION
12.1Disputes. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. In the event of any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement (other than disputes arising from the JDC), including, without limitation, any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement (each, a “Dispute”), then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the Executive Officers of each Party. If the matter is not resolved within thirty (30) days following the written request for discussions, either Party may then invoke the provisions of Section 12.2. For the avoidance of doubt, any disputes, controversies or differences arising from the JDC pursuant to Article 5 shall be resolved solely in accordance with Article 5.
12.2Arbitration. Any Dispute that is not resolved pursuant to Section 12.1 shall, subject to Section 12.10, be shall resolved by binding arbitration administered by the American Arbitration Association (“AAA”) (or its successor entity) in accordance with the then current Commercial Rules of the American Arbitration Association including the Procedures for Large, Complex Commercial Disputes (including the Optional Rules for Emergency Measures of Protection) (the “AAA Rules”), except as modified in this Agreement, which AAA Rules are deemed to be incorporated by reference into this clause. The decision rendered in any such arbitration will be final, binding and unappealable. The arbitration shall be conducted by a panel of three (3) arbitrators appointed in accordance with the AAA Rules, none of whom shall be a current or former employee or director, or a then-current stockholder, of either Party, their respective Affiliates or any Sublicensee. The place of arbitration shall be New York, New York, U.S., and all proceedings and communications shall be in English. It is the intention of the Parties that discovery, although permitted as described herein, will be limited except in exceptional circumstances. The arbitrators will permit such limited discovery necessary for an understanding of any legitimate issue raised in the arbitration, including the production of documents. No later than thirty (30) days after selection of the arbitrators, the Parties and their representatives shall hold a preliminary meeting with the arbitrators, to mutually agree upon and thereafter follow procedures seeking to assure that the arbitration will be concluded within six (6) months from such meeting. Failing any such mutual agreement, the arbitrators will design and the Parties shall follow procedures to such effect.
12.3Governing Law. This Agreement shall be governed by and construed under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.
12.4Award. Any award to be paid by one Party to the other Party as determined by the arbitrator(s) as set forth above under Section 12.2 shall be promptly paid in United States dollars free of any tax, deduction

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the losing Party. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 12.4, and agrees that, subject to the United States Federal Arbitration Act, 9 U.S.C. §§ 1-16, judgment may be entered upon the final award in any United States District Court located in New York and that other courts may award full faith and credit to such judgment in order to enforce such award. The award shall include interest from the date of any damages incurred for breach of the Agreement, and from the date of the award until paid in full, at a rate fixed by the arbitrator(s). With respect to money damages, nothing contained herein shall be construed to permit the arbitrator(s) or any court or any other forum to award consequential, incidental, special, punitive or exemplary damages. By entering into this agreement to arbitrate, the Parties expressly waive any claim for consequential, incidental, special, punitive or exemplary damages. The only damages recoverable under this Agreement are direct compensatory damages.
12.5Costs. Each Party shall bear its own legal fees. The arbitrator(s) shall assess his or her costs, fees and expenses against the Party losing the arbitration.
12.6Injunctive Relief. Nothing in this Article 12 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. For the avoidance of doubt, nothing in this Section 12.6 shall otherwise limit a breaching Party’s opportunity to cure a material breach as permitted in accordance with Section 11.3.
12.7Confidentiality. The arbitration proceeding shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by law, no Party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator(s), except as required in connection with the enforcement of such award or as otherwise required by applicable law.
12.8Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.
12.9Jurisdiction. For the purposes of this Article 12, the Parties acknowledge their diversity and agree to accept the jurisdiction of any United States District Court located in New York for the purposes of enforcing or appealing any awards entered pursuant to this Article 12 and for enforcing the agreements reflected in this Article 12 and agree not to commence any action, suit or proceeding related thereto except in such courts.
12.10Patent and Trademark Disputes. Notwithstanding any other provisions of this Article 12, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Licensed Patents shall be submitted to a court of competent jurisdiction in the country in which such Patent was filed or granted.

ARTICLE 13
SHARE FORFEITURE AND AGREEMENT TERMINATIONS
13.1Series 1 Preferred Forfeiture. Subject to the terms and conditions of this Agreement, Intrexon and its Affiliates are forfeiting, returning, contributing and transferring unto Ziopharm and Ziopharm is accepting from Intrexon, all of the Preferred Shares held by Intrexon and its Affiliates as of the Effective Date. Intrexon and its Affiliates agree to, and hereby do, forfeit, return, contribute, transfer and, as necessary, assign to Ziopharm all of Intrexon’s and its Affiliates right, title and interest to and in the Preferred Shares held by Intrexon and its Affiliates as of the date hereof (including any right to receive PIK Shares as of the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

date hereof or in the future, whether or not accrued or payable as of the date hereof) without any payment of cash or additional consideration by Ziopharm.
13.2Forfeiture Closing. The closing of the forfeiture, return, contribution and transfer of the Preferred Shares pursuant to Section 13.1 shall occur simultaneously with the execution and delivery of this Agreement. Concurrently with the execution of this Agreement, Intrexon shall deliver to Ziopharm an Assignment by the Parties this Agreement. Concurrently with the execution of this Agreement, Intrexon shall deliver to Ziopharm an Assignment Separate from Certificate for the Preferred Shares in the form attached to this Agreement as Exhibit E executed by Intrexon in favor of Ziopharm. Ziopharm shall instruct its transfer agent to immediately cancel the Preferred Shares on Ziopharm’s books and the Preferred Shares shall be automatically and immediately cancelled and retired.
13.3Representations and Warranties. Intrexon hereby represents and warrants as follows:
(a)Intrexon is the legal and beneficial owner of the Preferred Shares with good and valid title thereto, free and clear of all security interests, liens, pledges or encumbrances other than restrictions imposed by the Certificate of Designation or upon transfer under applicable federal and/or state securities law. As of the date hereof, Intrexon and its Affiliates beneficially own 130,849 shares of Series 1 Preferred Stock and 210 shares of Series 1 Preferred Stock have accrued and are currently payable to Intrexon and its Affiliates as PIK Shares.
(b)Intrexon has the requisite power and authority to enter into and perform this Agreement and to forfeit, return, contribute, transfer and deliver the Preferred Shares in the manner provided in this Agreement. The execution, delivery and performance of this Agreement by Intrexon and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Intrexon or its board of directors, stockholders or other governing body is required. When executed and delivered by Intrexon, this Agreement shall constitute a valid and binding obligation of Intrexon, enforceable against Intrexon in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
(c)The execution, delivery and performance of this Agreement by Intrexon and the consummation by Intrexon of the transactions contemplated hereby do not and will not (i) violate any provision of Intrexon’s charter or organizational documents (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Intrexon is a party or by which Intrexon’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Intrexon or by which any property or asset of Intrexon are bound or affected, except, in all cases, other than violations (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect Intrexon’s ability to perform its obligations under this Agreement.
13.4Termination of Purchase Agreement. Effective immediately, Ziopharm and Intrexon hereby terminate the 2011 Stock Purchase Agreement and acknowledge and agree that the 2011 Stock Purchase Agreement shall have no further force or effect and that all of the benefits, rights, obligations and liabilities of the parties thereunder shall immediately cease and terminate.
13.5Termination of Registration Rights Agreement. Effective immediately, Ziopharm and Intrexon hereby terminate the 2011 Registration Rights Agreement and acknowledge and agree that the 2011 Registration Rights Agreement shall have no further force or effect and that all of the benefits, rights, obligations and liabilities of the parties thereunder shall immediately cease and terminate.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

13.6Termination of Securities Issuance Agreement. Effective immediately, Ziopharm and Intrexon hereby terminate the 2016 Securities Purchase Agreement and acknowledge and agree that the 2016 Securities Purchase Agreement shall have no further force or effect and that all of the benefits, rights, obligations and liabilities of the parties thereunder shall immediately cease and terminate.
13.7Conditions. The obligations of Ziopharm under this Agreement are subject to (i) the delivery by Intrexon of an Assignment Separate from Certificate for the Preferred Shares in the form attached to this Agreement as Exhibit E and (ii) the delivery by Randal J. Kirk of written notice to Ziopharm of his resignation from Ziopharm’s board of directors effective as of the Effective Date.

ARTICLE 14
MISCELLANEOUS
14.1Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, and the Related Agreements sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Agreement or the Related Agreements. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.
14.2Rights in Bankruptcy.
(a)To the extent permitted under applicable Law, all rights and licenses granted under or pursuant to this Agreement by one Party to the other are, for all purposes of Title 11 of the United States Code (“Title 11”), licenses of rights to “intellectual property” as defined in Title 11, and, in the event that a case under Title 11 is commenced by or against either Party (the “Bankrupt Party”), the other Party shall have all of the rights set forth in Section 365(n) of Title 11 to the maximum extent permitted thereby. All rights of the Parties under this Section 14.2 and under Section 365(n) of Title 11 are in addition to and not in substitution of any and all other rights, powers, and remedies that each party may have under this Agreement, Title 11, and any other applicable Laws. The non-Bankrupt Party shall have the right to perform the obligations of the Bankrupt Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the non-Bankrupt Party shall release the Bankrupt Party from any such obligation or liability for failing to perform it.
(b)The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including for purposes of Title 11, (i) the right of access to any intellectual property (including all embodiments thereof) of the Bankrupt Party or any Third Party with whom the Bankrupt Party contracts to perform an obligation of the Bankrupt Party under this Agreement, and, in the case of the Third Party, which is necessary for the Development, Regulatory Approval and manufacture of Licensed Products and (ii) the right to contract directly with any Third Party described in (i) in this sentence to complete the contracted work.
(c)Any intellectual property provided pursuant to the provisions of this Section 14.2 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of Title 11.
14.3Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances). Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a force majeure persists for more than ninety (90) days, then the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such force majeure.
14.4Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 14.4, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by confirmed facsimile or a reputable courier service, or (b) five (5) Business Days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.
If to Precigen:
20358 Seneca Meadows Parkways
Germantown, MD 20876
Attn: President

With copies to (which shall not constitute notice):

Intrexon Corporation
20374 Seneca Meadows Parkway
Germantown, MD 20876
Attn: Chief Legal Officer

Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, MD 21202
Attn: Asher M. Rubin and William I. Intner

If to Ziopharm:

ZIOPHARM Oncology, Inc.
One First Avenue, Parris Building #34
Navy Yard Plaza, Boston, MA 02129
Attn: General Counsel
Fax: 617-241-2855
With a copy to (which shall not constitute notice):

Cooley LLP
One Freedom Square
Reston Town Center
11951 Freedom Drive
Reston, VA 20190-5656 USA
Attn: Kenneth J. Krisko

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Fax: 703-456-8100

14.5No Strict Construction; Headings. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except where the context otherwise requires, the use of any gender shall be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The term “including” as used herein means including, without limiting the generality of any description preceding such term.
14.6Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that a Party may make such an assignment or transfer without the other Party’s consent (a) to its Affiliates, (b) to a Third Party in connection with the transfer or sale of all or substantially all of the business or assets of such Party to which this Agreement relates, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise or (c) to a Third Party in connection with the transfer or sale of all or substantially all of the business or assets of such Party relating to a Licensed Product, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.6 shall be null, void and of no legal effect.
14.7Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.
14.8Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
14.9Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
14.10No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.
14.11Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.
14.12Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

14.13Intrexon Guarantee. Intrexon hereby unconditionally guarantees and undertakes to Ziopharm that Precigen will duly and punctually observe and perform all the undertakings, covenants and obligations of Precigen under this Agreement and under any agreements between the Parties (or any of them) which are expressly supplemental to this Agreement or which this Agreement requires to be executed (the “Obligations”) to the intent that if Precigen (or any assignee or successor in interest thereto) shall fail for whatever reason so to observe and perform any Obligations, Intrexon shall be liable to perform the same in all respects as if Intrexon was the party principally bound thereby in place of Precigen on demand from Ziopharm, provided that Intrexon shall be deemed to have any defenses or excuses for nonperformance that Precigen would have had to such Obligations.  The liability of Intrexon under this Agreement shall be as primary obligor as regards Ziopharm and not merely as surety and no modification, variation or addition to any of the Obligations, no time or other indulgence given by Ziopharm to Precigen nor any neglect, failure or forbearance on the part of Ziopharm to enforce the performance or observance of any of the Obligations shall in any way release, lessen or affect the liability of Intrexon.  This is a continuing guarantee and Intrexon’s undertakings under this Agreement shall remain in full force and effect until the earlier of (a) a Qualified IPO of Precigen, (b) a Qualified Change of Control, (c) a Qualified Private Financing, and (d) final performance in full of the Obligations.  In addition, until the earlier of (i) the termination of this guarantee or (ii) the end of the Term, Intrexon will not divest, restructure, reorganize or reclassify Precigen with any intent in whole or in part to avoid, reduce or eliminate its obligations under this Agreement.  As used herein, “Qualified IPO” means an initial public offering of shares of Precigen’s common stock through which Precigen raises at least [*****] dollars ($[*****]) and lists Precigen’s common stock for sale in the public market; “Qualified Change of Control” means a transaction or series of transactions through which Intrexon controls less than fifty percent (50%) of the equity of Precigen provided that Precigen or its parent entity following such transaction or transactions has a market cap of at least [*****] dollars ($[*****]), and “Qualified Private Financing” means a transaction or series of transactions involving the sale of shares of Precigen’s stock (common or preferred) to Third Parties through which Precigen raises at least [*****] dollars ($[*****]).
{Signature page follows}

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

In Witness Whereof, the Parties have executed this Exclusive License Agreement by their duly authorized officers as of the Effective Date.

Ziopharm Oncology, Inc. By: /s/ Laurence J.N. Cooper Name: Laurence J.N. Cooper Title: Chief Executive Officer
Precigen, Inc.

By: /s/ Donald P. Lehr
Name: Donald P. Lehr
Title: Director

Solely for the purposes of the Recitals, Section 2.2, Section 3.4, Article 13 and Section 14.13:
Intrexon Corporation

By: /s/ Donald P. Lehr
Name: Donald P. Lehr
Title: Chief Legal Officer

Signature Page to Exclusive License Agreement

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

List of Exhibits:
Exhibit A:    Gorilla Development Plan
Exhibit B:    Licensed Patents
Schedule 1: [*****] Patent and Patent Applications
Schedule 2: [*****] Gene Switch- Patents and Patent Applications
Schedule 3: [*****] Patents and Patent Applications
Schedule 4: [*****] Patents and Patent Applications
Schedule 5: [*****] Patents and Patent Applications
Schedule 6: [*****]
Exhibit C:    Transition Services
Exhibit D:    Joint Press Release
Exhibit E:    Form of Assignment Separate from Certificate for the Preferred Shares
Exhibit F:    Third Party Licenses
Exhibit G:    Common Law and Registered Trademarks Related to this Agreement

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit A
Initial Gorilla Development Plan

[To be Attached Following Effective Date]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit B
Licensed Patents
Schedule 1
[*****] Patents and Patent Applications

INTREXON DOCKET NO	TITLE	PRIORITY DATE	COUNTRY	SERIAL NO	FILE DATE	PATENT NO	ISSUE DATE	GENERAL DESCRIPTION
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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			[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
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			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
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			[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule 2
[*****] Patents and Patent Applications

INTREXON DOCKET NO	TITLE	PRIORITY DATE	COUNTRY	SERIAL NO	FILE DATE	PATENT NO	ISSUE DATE	GENERAL DESCRIPTION
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
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			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]	[*****]	[*****]	[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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			[*****]	[*****]	[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule 3
[*****] Patents and Patent Applications

INTREXON DOCKET NO	TITLE	PRIORITY DATE	COUNTRY	SERIAL NO	FILE DATE	PATENT NO	ISSUE DATE	GENERAL DESCRIPTION
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
			[*****]	[*****]	[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]
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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule 4
[*****] Patents and Patent Applications

INTREXON DOCKET NO	TITLE	PRIORITY DATE	COUNTRY	SERIAL NO	FILE DATE	PATENT NO	ISSUE DATE	GENERAL DESCRIPTION
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]			[*****]

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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule 5
[*****] Patents and Patent Applications

INTREXON DOCKET NO	TITLE	PRIORITY DATE	COUNTRY	SERIAL NO	FILE DATE	PATENT NO	ISSUE DATE	GENERAL DESCRIPTION
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Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule 6
[*****]

INTREXON DOCKET NO	TITLE	PRIORITY DATE	COUNTRY	SERIAL NO	FILE DATE	PATENT NO	ISSUE DATE	GENERAL DESCRIPTION

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]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit C
Transition Services - Agreed Services
[See Attached]

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit D
Form of Press Release
[See Attached]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Ziopharm and Precigen Redefine Relationships,
Announce New License Agreement

Ziopharm to Host Conference Call Today at 8 a.m.

BOSTON and GERMANTOWN, MD, October 9, 2018 - Ziopharm Oncology, Inc. (Nasdaq: ZIOP) and Precigen, Inc., a wholly-owned subsidiary of Intrexon Corporation (Nasdaq: XON), today announced a new definitive license agreement to replace all existing agreements between the companies that will provide Ziopharm with certain exclusive and non-exclusive rights to technology controlled by Precigen, Inc.

Through the new agreement, Ziopharm will primarily focus its resources on developing its Controlled IL-12 and Sleeping Beauty (SB) T-cell receptor (TCR) platform technologies which have the capability to treat solid tumors, while Intrexon further establishes Precigen as a therapeutics company concentrating on immuno-oncology, autoimmune and infectious disease therapies. Both companies will be better positioned to independently focus on their respective platforms and markets with full developmental and financial controls.

With this exclusive license, Ziopharm now has full developmental control and exclusivity utilizing Sleeping Beauty for TCRs targeted towards neoantigens and public antigens. The existing Cooperative Research and Development Agreement (CRADA) with the National Cancer Institute related to SB-generated T cells expressing TCRs to target neoantigens buried within solid tumors will be transferred to Ziopharm, and Ziopharm will maintain this exclusive relationship with the NCI for this program. Ziopharm will build on its IL-12 platform utilizing Precigen’s RheoSwitch® gene switch with both the existing human adenovirus program and now with rights to pursue next-generation viral technologies. Using the SB system, Ziopharm will continue to advance its CD19-specific chimeric antigen receptor (CAR) program, while retaining rights to a second, unnamed CAR target. Precigen gains exclusive rights for all other CAR-T therapies, including CD33-specific CAR-T therapies, subject to the agreement with Merck KGaA.

“This is a new day for Ziopharm, as we have the power and flexibility to advance IL-12 and Sleeping Beauty-generated TCRs ,” said Ziopharm Chief Executive Officer Laurence Cooper, M.D., Ph.D. “We now have focused the company on the two platforms to drive the most shareholder value and transitioned a significant portion of our CAR-T program to Precigen. The ability of both Ziopharm and Precigen to autonomously execute their respective operating plans on their independent platforms, while sharing in future economics, enables both parties to undertake more efficient ‘divide and conquer’ drug-development plans to the benefit of all constituents.”

In partial consideration for the termination of the former agreements, in addition to the grant of the revised limited exclusive license, the companies agree that Ziopharm will retire all outstanding shares of its Series 1 Preferred Stock held by Intrexon, including any accrued dividends, valued at approximately $156.9 million, as of Sept. 30, 2018. Additionally, the companies have terminated Intrexon’s contractual right to a seat on Ziopharm’s board. Randal J. Kirk, Chairman and Chief Executive Officer of Intrexon, who has served as a director on the board of Ziopharm since 2011, has stepped down from that position, effective immediately, and Ziopharm plans to fill all vacant seats in the near term.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

“In 2011 with Ziopharm, we entered into our first exclusive collaboration and therewith granted a field that was far broader than any other. Today's announcement is about seeing Ziopharm's tighter focus and about our desire to invest in Precigen. We believe that Ziopharm will succeed under the license to develop and bring to market important new cancer therapeutics, and we look forward to enjoying benefits from these while we continue our investments in Precigen,” commented Mr. Kirk.

Ziopharm will receive a low single digit, capped royalty on Precigen products in the field of point-of-care (P-O-C) CAR T-cell therapies. Precigen will receive milestone payments on late-stage regulatory events as well as commercial royalties in the low to high single-digit range for certain CAR and IL-12 targets that Ziopharm develops. Precigen will receive capped commercial royalties in low- to mid-single digits for the TCR products that Ziopharm develops. Further details on the terms of the transaction will be available within SEC filings respectively filed by Intrexon and Ziopharm.

Ziopharm Clinical Programs Update
Ziopharm today updated guidance on the timing of its response to the request for more information from the U.S. Food and Drug Administration (FDA) regarding the clinical hold placed on the investigational new drug (IND) application for its third-generation Phase 1 trial to evaluate CD19-specific CAR-T therapies under P-O-C technology. Ziopharm expects to respond to the FDA’s request for information in the second half of 2019.

Ziopharm also affirmed its guidance on the planned Phase 1 trial to evaluate SB-modified TCRs to treat solid tumors. As disclosed in Ziopharm’s second quarter business update, the IND application for this Phase 1 trial, which is being led by and conducted at the National Cancer Institute, remains on track to be submitted in the fourth quarter of 2018 followed by enrollment of patients beginning in 2019, pending regulatory clearance.

Conference Call and Slide Webcast
Ziopharm will host a webcast and conference call today, October 9, at 8 a.m. ET. The call can be accessed by dialing 1-844-309-0618 (U.S. and Canada) or 1-661-378-9465 (international). The passcode for the conference call is 9789556. To access the slides and live webcast or the subsequent archived recording, visit the “Investors Events and Presentations” section of the Ziopharm website at www.ziopharm.com. The webcast will be recorded and available for replay on the Company's website for two weeks.

About Ziopharm Oncology, Inc.
Ziopharm Oncology is a Boston-based biotechnology company focused on the development of next-generation immunotherapies utilizing gene- and cell-based therapies to treat patients with cancer. Ziopharm is focused on the development of two platform technologies designed to deliver safe, effective and scalable cell- and viral-based therapies for the treatment of multiple cancer types: Controlled IL-12 and Sleeping Beauty for genetically modifying cells. These programs are being advanced in collaboration with MD Anderson Cancer Center and the National Cancer Institute.

About Precigen: Advancing Medicine with Precision™
Founded in 2017, Precigen is a dedicated discovery and clinical stage biopharmaceutical company advancing the next generation of gene and cellular therapies using precision technology to target the most urgent and intractable diseases in oncology, autoimmune disorders, and emerging specialty therapy areas. Our technologies enable us to find innovative solutions for affordable biotherapeutics in a controlled manner. Precigen operates as an innovation engine progressing a preclinical and clinical pipeline of well-differentiated unique therapies toward clinical proof-of-confidence and commercialization. Precigen was founded as a wholly-owned subsidiary of Intrexon Corporation (Nasdaq: XON) and leverages Intrexon’s proprietary technology platforms to advance human health. Learn more about Precigen at www.precigentherapeutics.com.

About Intrexon Corporation
Intrexon Corporation (Nasdaq: XON) is Powering the Bioindustrial Revolution with Better DNA™ to create biologically-based products that improve the quality of life and the health of the planet. Intrexon’s integrated technology suite provides its partners across diverse markets with industrial-scale design and development of complex biological

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

systems delivering unprecedented control, quality, function, and performance of living cells. We call our synthetic biology approach Better DNA®, and we invite you to discover more at www.dna.com or follow us on Twitter at @Intrexon, on Facebook, and LinkedIn.

Trademarks
Intrexon, RheoSwitch, Powering the Bioindustrial Revolution with Better DNA, and Better DNA are trademarks of Intrexon and/or its affiliates. Other names may be trademarks of their respective owners.

Forward-Looking Statements Disclaimer
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding Ziopharm’s and Intrexon’s goals, expectations, financial or other projections, intentions or beliefs, including statements regarding Ziopharm’s and Intrexon’s business and strategic plans; the expected benefits of the strategic transaction, such as creating shareholder value, growth potential, market profile, enhanced competitive position and flexibility; the progress and timing of the development of Ziopharm’s research and development programs, including the expected timing for its response to the U.S. FDA and of the filing of its IND applications; the timing for the initiation and readouts of Ziopharm’s upcoming clinical trials; expected additions to Ziopharm’s board of directors; and statements regarding future performance. Although Ziopharm’s and Intrexon’s management teams believe that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Ziopharm and Intrexon, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, the uncertainties inherent in research and development, future clinical data and analysis, including whether any of Ziopharm’s and Intrexon’ product candidates will advance further in the preclinical research or clinical trial process, including receiving clearance from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies to conduct clinical trials and whether and when, if at all, they will receive final approval from the U.S. FDA or equivalent foreign regulatory agencies and for which indication; the strength and enforceability of Ziopharm’s and Intrexon’s intellectual property rights; Ziopharm’s ability to attract qualified board candidates; competition from other pharmaceutical and biotechnology companies as well as risk factors discussed or identified in the public filings with the Securities and Exchange Commission made by Ziopharm and Intrexon, including those risks and uncertainties listed in Ziopharm’s and Intrexon’s annual reports on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q filed by Ziopharm and Intrexon with the Securities and Exchange Commission. We are providing this information as of October 9, 2018, and neither Ziopharm nor Intrexon undertake any obligation to update or revise the information contained in this press release whether as a result of new information, future events or any other reason.

###
For more information contact:

Ziopharm Oncology Contacts: David Connolly Vice President, Corporate Communications/Investor Relations Tel: +1 (617) 502-1881 Email: dconnolly@ziopharm.com	Mike Moyer Vice President, Portfolio Strategy Tel : +1 (617) 765-3770 Email : mmoyer@ziopharm.com
Intrexon Investor Contact: Steven Harasym Vice President, Investor Relations Tel: +1 (214) 721-0607 investors@dna.com	Intrexon Corporate Contact: Marie Rossi, Ph.D. Vice President, Communications Tel: +1 (301) 556-9850 publicrelations@dna.com

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit E
Form of Assignment Separate from Certificate for the Preferred Shares

[See Attached]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

ASSIGNMENT SEPARATE FROM CERTIFICATE

Pursuant to that certain Exclusive License Agreement by and among the undersigned (“Transferor”), ZIOPHARM Oncology, Inc. (the “Company”) and Precigen, Inc., dated October 5, 2018, Transferor hereby irrevocably assigns and transfers to the Company 131,059 shares of Series 1 Preferred Stock of the Company standing in Transferor’s name on the Company’s books and does hereby irrevocably constitute and appoint both the Company’s Secretary and American Stock Transfer & Trust Company, LLC, or either of them, to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:    October 5, 2018

INTREXON CORPORATION

By:
Name:
Title:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit F
Third Party Licenses

•
Exclusive License Agreement by and between the University of Pittsburgh - Of the commonwealth System of Higher Education and Intrexon Corporation, effective as of February 1, 2008, as amended August 29, 2008, April 3, 2009 and October 25, 2012.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit G

Common Law and Registered Trademarks
Related to this Agreement

Adenoverse™
Intrexon®
RheoSwitch®
RheoSwitch Therapeutic System®
RTS®